EXHIBIT 4.1


                                                                  EXECUTION COPY
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                                SERIES SUPPLEMENT
                       CORPORATE BOND-BACKED CERTIFICATES
                             SERIES 1998-ADM-1 TRUST

                                     between

                             LEHMAN ABS CORPORATION,

                                  as Depositor

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                       CORPORATE BOND-BACKED CERTIFICATES

                           Dated as of March 30, 1998



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                                TABLE OF CONTENTS
                                -----------------


Section 1.        Incorporation of Standard Terms............................ 1

Section 2.        Definitions................................................ 2

Section 3.        Designation of Trust and Certificates......................11

Section 4.        Satisfaction of Conditions to Initial Execution and
                  Delivery of Trust Certificates.............................12

Section 5.        Distributions..............................................12

Section 6.        Trustee's Fees.............................................14

Section 7.        Optional Exchange..........................................15

Section 8.        Events of Default..........................................16

Section 9.        Miscellaneous..............................................16

Section 10.       Notices....................................................18

Section 11.       Governing Law..............................................19

Section 12.       Counterparts...............................................19

Section 13.       Termination of the Trust...................................19

Section 14.       Sale of Underlying Securities..............................19

Section 15.       Amendments.................................................20

Section 16.       Voting of Underlying Securities, Modification of Indenture.20

SCHEDULE I        SERIES 1998-ADM-1 UNDERLYING SECURITIES
                  SCHEDULE
SCHEDULE II       AMORTIZATION SCHEDULE
SCHEDULE III      ALLOCATION SCHEDULE

EXHIBIT A         STANDARD TERMS FOR TRUST AGREEMENTS
EXHIBIT B-1       FORM OF TRUST CERTIFICATE CLASS A-1


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EXHIBIT B-2       FORM OF TRUST CERTIFICATE CLASS A-2
EXHIBIT C         FORM OF MARKET AGENT AGREEMENT


                                       ii


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                                SERIES SUPPLEMENT

                       CORPORATE BOND-BACKED CERTIFICATES

                             Series 1998-ADM-1 TRUST


                  SERIES SUPPLEMENT, Series 1998-ADM-1, dated as of March 30, 1998 (the "Series Supplement"), by and between LEHMAN ABS CORPORATION, as Depositor (the "Depositor"), and THE BANK OF NEW YORK, as Trustee (the "Trustee").

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Depositor desires to create the Trust designated herein (the "Trust") by executing and delivering this Series Supplement, which shall incorporate the terms of the Standard Terms for Trust Agreements, dated as of February 25, 1998 (the "Standard Terms"; together with this Series Supplement, the "Trust Agreement"), by and between the Depositor and the Trustee, as modified by this Series Supplement;

                  WHEREAS, the Depositor desires to deposit the Underlying Securities set forth on Schedule I attached hereto (the "Underlying Securities Schedule") into the Trust;

                  WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of trust certificates (the "Certificates") evidencing undivided interests in the Trust; and

                  WHEREAS, the Trustee has joined in the execution of the Standard Terms and this Series Supplement to evidence the acceptance by the Trustee of the Trust;

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee as follows:

                  Section 1. Incorporation of Standard Terms. Except as
                             -------------------------------
otherwise provided herein, all of the provisions of the Standard Terms, a copy of which is attached hereto as Exhibit A, are hereby incorporated herein by reference in their entirety, and this Series Supplement and the Standard Terms shall form a single agreement between the parties. In the event of any inconsistency between the

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provisions of this Series Supplement and the provisions of the Standard Terms, the provisions of this Series Supplement will control with respect to the Series 1998-ADM-1 Certificates and the transactions described herein.

                  Section 2. Definitions. (a) Except as otherwise specified
                             -----------
herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes under this Series Supplement. (Section 2(b) below sets forth terms listed in the Standard Terms which are not applicable to this Series.) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Standard Terms.

                  "Allocation Ratio" shall mean the ratio of the Class A-1 Allocation to the Class A-2 Allocation.

                  "Available Funds" shall have the meaning specified in the Standard Terms, except that investment income earned on funds invested pursuant to Section 3.05 of the Standard Terms shall be included in Available Funds.

                  "Business Day" shall mean any day other than (i) Saturday and Sunday or (ii) a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to be closed for business or (iii) a day that is not a business day for the purposes of the Underlying Securities or the Indenture to the Underlying Securities.

                  "Certificate Account" shall have the meaning specified in the Standard Terms.

                  "Certificates" shall have the meaning specified in Section 3(a) hereof.

                  "Class A-1 Allocation" means the present value (discounted at the rate of 6.861% per annum) of the unpaid interest coupons due or to become due on the Underlying Securities on or prior to the Final Scheduled Distribution Date (assuming that the scheduled payments on the Underlying Securities were paid when due according to their original terms and the Underlying Securities were not redeemed prior to their stated maturity).

                  "Class A-1 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit B-1, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

                  "Class A-2 Allocation" means the sum of the present values (discounted at the rate of 6.861% per annum) of (i) the unpaid interest coupons due or to become due on the Underlying Securities after the Final Scheduled Distribution Date and (ii)


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the principal amount of the Underlying Securities (in each case assuming that the scheduled payments on the Underlying Securities were paid when due according to their original terms and the Underlying Securities were not redeemed prior to their stated maturity).

                  "Class A-2 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit B-2, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

                  "Closing Date" shall mean March 31, 1998.

                  "Collection Period" shall mean, (i) with respect to each June Distribution Date, the period beginning on the day after the December Distribution Date of the previous year and ending on such June Distribution Date, inclusive and, (ii) with respect to each December Distribution Date, the period beginning on the day after the June Distribution Date of that year and ending on such December Distribution Date, inclusive, except for the initial Distribution Date, as to which the Collection Period shall be the period beginning on December 15, 1997 and ending on the June 15, 1998 Distribution Date; provided, however, that clauses (i) and (ii) shall be subject to Section 9(f) hereof.

                  "Corporate Trust Office" shall mean the office of The Bank of New York located at 101 Barclay Street, New York, New York 10286.

                  "Currency" shall mean United States Dollars.

                  "Depository" shall mean The Depository Trust Company.

                  "Distribution Date" shall mean June 15 and December 15 of each year (or if such date is not a Business Day, the next succeeding Business Day), commencing on June 15, 1998 and ending on the Final Scheduled Distribution Date.

                  "Distribution Year" shall mean the period commencing on the day following either the Closing Date or any March Distribution Date and ending on the following March Distribution Date.

                  "Eligible Account" shall have the meaning specified in the Standard Terms.

                  "Eligible Investments" shall be as defined in the Standard Terms; provided, however, that (i) the minimum required rating for long-term instruments will be equal to the rating of the Underlying Securities, and (ii) the rating of any short-term instruments will be A-1+ by S&P and P1 by Moody's; and provided,


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further, that any such investment matures no later than the Business Day prior to any related Distribution Date and that any such investment be denominated in U.S.
dollars.

                  "Event of Default" shall mean (i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period), (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable and (iii) any other event specified as an "Event of Default" in the Underlying Securities Indenture.

                  "Extraordinary Trust Expenses" shall have the meaning specified in the Standard Terms.

                  "Exchange Request" shall have the meaning specified in Section 7(b) hereof.

                  "Final Scheduled Distribution Date" shall mean: December 15, 2017.

                  "Fixed Pass-Through Rate" shall mean:  6.50% per annum.

                  "Interest Accrual Period" shall mean for any Distribution Date, the period from and including the preceding Distribution Date (or in the case of the first Interest Accrual Period, from and including December 15, 1997) to but excluding the current Distribution Date.

                  "Liquidation Price" shall mean the price at which the Market Agent sells the necessary portion, if any, of the Underlying Securities on behalf of the Trustee.

                  "Liquidation Proceeds" shall have the meaning specified in the Standard Terms.

                  "Maturity Date" shall have the meaning specified Schedule I hereto.

                  "Market Agent" shall mean Lehman Brothers Inc.

                  "Market Agent Agreement" shall mean the agreement dated as of the Closing Date between Lehman Brothers Inc., solely in its capacity as Market Agent, and the Trust, substantially in the form attached hereto as Exhibit C.

                  "Moody's" shall mean Moody's Investors Service, Inc.



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                  "Necessary Third Party Expenses" shall mean the costs and
expenses of the Trust's or Trustee's counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the Trust and the preparation of tax returns of the Trust. Such Necessary Third Party Expenses are not to exceed $1,500 per Distribution Year, subject to the limitations set forth in Section 6(a) herein. Such term does not include Extraordinary Trust Expenses.

                  "Optional Exchange" shall mean the exchange of the Certificates by the Trust pursuant to Section 7 hereof.

                  "Optional Exchange Date" shall mean any Distribution Date on which Underlying Securities subject to Optional Exchange are distributed to the Depositor or any of its Affiliates, as a Certificateholder.

                  "Ordinary Expenses" shall mean the Trustee's ordinary expenses and overhead in connection with its services as Trustee, including the items referred to in the definition of Ordinary Expenses in the Standard Terms with the exception of Necessary Third Party Expenses, as defined herein.

                  "Pass-Through Rate" shall mean:  6.50%.

                  "Prepaid Ordinary Expenses" shall be zero for this Series.

                  "Prospectus Supplement" shall mean the Prospectus Supplement, dated March 27, 1998, relating to the Certificates.

                  "Rating Agency" shall mean Moody's and S&P.

                  "Rating Agency Condition" shall have the meaning specified in the Standard Terms.

                  "Record Date" shall mean, with respect to each Distribution Date, the day immediately preceding the related Distribution Date.

                  "Required Interest" shall have the meaning specified in the Standard Terms.

                  "Required Percentage-Amendment" shall be 66-2/3% of the aggregate Voting Rights.

                  "Required Percentage-Direction of Trustee" shall be 66-2/3% of the aggregate Voting Rights.


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                  "Required Percentage-Remedies" shall be 66-2/3% of the
aggregate Voting Rights.

                  "Required Percentage-Removal" shall be 66-2/3% of the aggregate Voting Rights.

                  "Required Rating" shall mean, in the case of Moody's, the rating assigned to the Underlying Securities by Moody's as of the Closing Date, and, in the case of S&P, the rating assigned to the Underlying Securities by S&P as of the Closing Date.

                  "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  "Sale Procedures" shall mean, in connection with any sale of a portion of the Underlying Securities, the sale of such Underlying Securities to the highest of not less than three solicited bidders for such Underlying Securities (one of which bidders may be Lehman Brothers Inc. or one of its Affiliates; provided, however, that neither Lehman Brothers Inc. nor any of its Affiliates are obligated to bid, and that such bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for all or a portion of the Underlying Securities being sold or any other basis selected in good faith by the Market Agent. The Market Agent shall, prior to any sale of Underlying Securities to Lehman Brothers Inc. or any of its Affiliates, certify in writing to the Trustee that any such purchaser submitted the highest of at least three bids and shall identify the other bidders.

                  "Series" shall mean Series 1998-ADM-1.

                  "Special Purpose Corporation" shall mean any corporation that pursuant to its charter and by laws:

                                  (i)       is required to limit its purpose to
those actions that are incidental to structured financing, including, issuing, selling, delivering, purchasing and investing in (and entering into agreements in connection with) bonds, notes, debt or equity securities, obligations and other securities and instruments which will be secured or backed by among other things (a) one or more pools of receivables, (b) passed-through certificates evidencing a fractional undivided ownership interest in one more grantors trusts that own or hold among other things, one or more pools of receivables or participations or certificates of participation or beneficial ownership in one or more pools of receivables or (c) other collateral, in each case the securities of a series which are distributed through one or more public offerings of such series;



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

                                 (ii)       in connection with the issuance or
sale of securities or otherwise, is authorized to purchase or otherwise acquire, own, hold, transfer, convey, pledge, assign, sell, service, finance, refinance or otherwise deal in or with the passed-through certificates, participation certificates, receivables and related collateral and to enter into contractual arrangements with respect thereto;

                                (iii)       while the corporation is solvent, is
not permitted to commence a voluntary case, or consent to an involuntary case for relief against the corporation under Title 11 of the United States Code, 11 U.S.C." 101 et seq., or file a petition or answer or consent to a petition seeking (liquidation, reorganization or other relief under any applicable law or any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, or consent to the appointment of a receiver, a liquidators, an assignee, a trustee, a sequestrator for the corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by any fiduciary obligation of the board of directors or as may be required by any applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action without the unanimous consent of the board of directors, which shall include a certain set number of independent directors whose vote is required to take any such action;

                                 (iv)       will not, without the prior written
consent of any trustee or custodian, from time to time, under amy indenture or under any participation, pooling or other similar agreement to which the corporation is a party, do any of the following: (a) engage in any business or activity other than the business activities which the corporation is permitted to engage in under its articles of incorporation, (b) dissolve or liquidate, in whole or in part in accordance with applicable state non-bankruptcy law or (c) consolidate or merge with or into any other entity or permit any entity to consolidate or merge with or into the corporation except those permitted under any indenture or pooling agreement to which the corporation is a party; and

                                  (v)       shall at all times (a)(i) maintain
the Corporation's princi- pal executive offices separate and apart from that of a controlling entity and conspicuously identified as the corporation's office and (ii) pay fair market rent for its executive office space located in the offices of any controlling entity, (b) maintain the corporation's books, financial statements, accounting records and other corporate documents and records separate from those of any controlling entity or any other entity, (c) not commingle the corporation's assets with those of any controlling entity or any other entity, (d) maintain the corporation's bank accounts, payroll and books of account separate from those of any controlling entity or any entity,
(e) act solely in its corporate name and through its own unauthorized officers and agents, (f) make investments directly or by brokers engaged and paid by the corporation or its agents (provided that if any such agent is an Affiliate of the corporation it shall be


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compensated at a fair market rate for its services), (g) separately manage the corporation's liabilities from those of any controlling entity, and pay its own liabilities, including all administrative expenses, from its own separate assets, and (h) pay from the corporation's assets all obligations and indebtedness of any kind incurred by the corporation.

                  The corporation is also required by its charter to abide by all corporate formalities, including the maintenance of current minute books, and the corporation must cause its financial statements to be prepared in accordance with generally accepted accounting principles in manner that indicates the separate existence of the corporation and its assets and liabilities and the corporation must not commingle its assets with those of any controlling entity or other entity. The corporation is also required to (i) pay all its liabilities, (ii) not assume the liabilities of any controlling entity and (iii) not guarantee the liabilities of any controlling entity. The corporation shall not acquire obligations or securities of, or make loans or advances to, any controlling entity, except for any obligations or loans fully supported as to principal and interest by an unaffiliated third-party. The officers and directors of the corporation (as appropriate) must make decisions with respect to the business and daily operations of the corporation independent of and not to be dictated by any controlling entity.

                  "Trustee Fee" shall mean $4,500 per annum payable on each Distribution Date out of Available Funds. The Trustee Fee payable on the June 15, 1998 Distribution Date shall be $937.50.

                  "Trust Property" shall mean the Underlying Securities described on Schedule I hereto and the Certificate Account.

                  "Underlying Securities" shall mean $65,775,000 aggregate principal amount of 6.95% Debentures due December 15, 2097 issued by the Underlying Securities Issuer, as set forth on Schedule I attached hereto.

                  "Underlying Securities Indenture" shall mean the indenture pursuant to which the Underlying Securities were issued.

                  "Underlying Securities Issuer" shall mean
Archer-Daniels-Midland Company.

                  "Underlying Securities Trustee" shall mean The Chase Manhattan Bank, formerly known as Chemical Bank.

                  "Underwriter" shall mean Lehman Brothers Inc., an affiliate of the Depositor.



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

                  "Voting Rights" shall, in the entirety, be allocated among all Class A-1 Certificateholders and Class A-2 Certificateholders in accordance with the Allocation Ratio. Within each such class, Voting Rights shall be allocated among Certificateholders in proportion to the then unpaid principal amounts of their respective Certificates.

                  (b)  The terms listed below are not applicable to this Series.

                  "Accounting Date"

                  "Administrative Agent"

                  "Administrative Fee"

                  "Advance"

                  "Allowable Expense Amount"

                  "Basic Documents"

                  "Calculation Agent"

                  "Call Premium Percentage"

                  "Credit Support"

                  "Credit Support Instrument"

                  "Credit Support Provider"

                  "Cut-off Date"

                  "Eligible Expense"

                  "Exchange Rate Agent"

                  "Floating Pass-Through Rate"

                  "Guaranteed Investment Contract"

                  "Letter of Credit"

                  "Limited Guarantor"



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

                  "Limited Guaranty"

                  "Minimum Wire Denomination"

                  "Notional Amount"

                  "Permitted Investments"

                  "Place of Distribution"

                  "Predecessor Certificate"

                  "Purchase Price"

                  "Purchaser"

                  "Purchaser Default"

                  "Required Percentage-Administrative Agent Termination"

                  "Required Percentage-Waiver"

                  "Required Premium"

                  "Required Principal"

                  "Requisite Reserve Amount"

                  "Retained Interest"

                  "Sub-Administration Agreement"

                  "Sub-Administration Agent"

                  "Surety Bond"

                  "Swap Agreement"

                  "Swap Counterparty"

                  "Swap Distribution Amount"

                  "Swap Guarantee"



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

                  "Swap Guarantor"

                  "Swap Receipt Amount"

                  "Swap Termination Payment"

                  Section 3. Designation of Trust and Certificates. (a) The
                             -------------------------------------
Trust created hereby shall be known as the "Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust." The Certificates evidencing certain undivided ownership interests therein shall be known as "Corporate Bond-Backed Certificates, Series 1998-ADM-1." The Certificates shall consist of the Class A-1 Certificates and the Class A-2 Certificates (together, the "Certificates").

                  (b) The Certificates shall be held through the Depository in book-entry form and shall be substantially in the forms attached hereto as Exhibits B-1 and B-2. The Class A-1 Certificates shall be issued in minimum denominations of $100,000, and in integral multiples of $1,000 in excess thereof. The Class A-2 Certificates shall be issued in minimum denominations of $100,000, and in integral multiples of $1,000 in excess thereof. One Certificate of each class may be issued in an amount that is not an integral multiple of the applicable minimum denomination. Except as provided in the Standard Terms, the Trust shall not issue additional Certificates or incur any indebtedness.

                  (c) The Class A-1 Certificates have an initial aggregate Certificate Principal Amount of $50,694,774. The Class A-2 Certificates have an initial aggregate Certificate Principal Amount of $65,775,000.

                  The aggregate "Certificate Principal Amount" of the Class A-1 Certificates will initially be $50,694,774. On any Distribution Date, the aggregate Certificate Principal Amount will be reduced by the positive difference between (i) the semiannual fixed payment made on such Distribution Date and (ii) interest accrued on the aggregate Certificate Principal Amount at an annual rate of 6.50% compounded semi-annually from the prior Distribution Date (or, in the case of the initial Distribution Date, such interest accrued from December 15, 1997). The Certificate Principal Amount of any Class A-1 Certificate will represent a pro rata portion of the then-current aggregate Certificate Principal Amount of all outstanding Class A-1 Certificates.

                  The Class A-1 Certificates will be entitled to receive on each Distribution Date the interest, if any, received on the Underlying Securities, less the Trustee Fee and applicable accounting fees (not to exceed $1,500 per annum), which will represent a return of principal on the Class A-1 Certificates in accordance with the amortization schedule set forth in Schedule II hereto, and the payment of interest


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at a rate of 6.50% per annum on the outstanding Certificate Principal Amount of the Class A-1 Certificates.

                  The aggregate "Certificate Principal Amount" of the Class A-2 Certificates on any determination date will equal the aggregate principal amount of the Underlying Securities in the Trust as of such date. The Certificate Principal Amount of any Class A-2 Certificate will represent a pro rata portion of the then-current aggregate Certificate Principal Amount of all outstanding Class A-2 Certificates and will equal the principal amount of Underlying Securities that the holder of such Class A-2 Certificate is entitled to receive as an in-kind distribution on December 15, 2017. The Class A-2 Certificates will be issued with an aggregate Certificate Principal Amount of $65,775,000 and will not be entitled to distributions of interest. Subject to the occurrence of an optional redemption of the Underlying Securities by the Underlying Securities Issuer or an advance of the Maturity Date or optional redemption upon the occurrence of a Tax Event (each as described in Schedule I hereto) to a date prior to the Final Scheduled Maturity Date, no cash distributions will be made on the Class A-2 Certificates. Instead, on December 15, 2017, the Class A-2 Certificates outstanding will be entitled to a distribution of all of the Underlying Securities held by the Trust as of such date. On or prior to the 60th day preceding December 15, 2017, the Trustee shall request instructions from the registered holders of the Class A-2 Certificates regarding the account or accounts to which transfer of the Underlying Securities should be made, and other information relevant to such transfer.

                  (d) Any reference to the principal amount of the Certificates shall be construed as a reference to the remaining unamortized amount of the Class A-1 Certificates and the Certificate Principal Amount of the Class A-2 Certificates, unless otherwise indicated.

                  Section 4. Satisfaction of Conditions to Initial Execution and
                             ---------------------------------------------------
Delivery of Trust Certificates. The Trustee hereby acknowledges receipt, on or
------------------------------
prior to the Closing Date, of:

                         (i)        the Underlying Securities set forth on the
Underlying Securities Schedule; and

                        (ii) all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Standard Terms.

                  Section 5. Distributions. (a) On each applicable Distribution
                             -------------
Date, the Trustee shall apply solely to the extent of Available Funds in the Certificate Account as follows (subject to Section 5(c) below) in the following order of priority:



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

                         (i)        first, to the Trustee, the Trustee Fee, the
Necessary Third Party Expenses (in the amount of $750 for each Distribution
Date) and reimbursement for any approved Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 6(b) below and approved by 100% of the Certificateholders.

                        (ii) second, to the holders of the Class A-1 Certificates, interest accrued during the related Interest Accrual Period at the rate of 6.50% per annum on the principal amount of the Class A-1 Certificates and principal in an amount that will amortize such Class A-1 Certificates pursuant to Schedule II hereto.

                       (iii) third, to the holders of the Class A-1 Certificates, if available, any additional interest owed and paid by the Underlying Securities Issuer as a result of a delay in the receipt by the Trustee of any payment on the Underlying Securities;

                        (iv) fourth, to the holders of the Class A-2 Certificates, on the Final Scheduled Distribution Date only, a distribution of all Underlying Securities held by the Trust as of such date.

                         (v)        fifth, to the extent there are Available
Funds in the Certificate Account, to any creditors of the Trust in satisfaction of liabilities thereto.

                  (b) On any Optional Exchange Date, if applicable, the Trustee shall distribute to the Depositor, or any of its Affiliates as Certificateholders, Underlying Securities representing a like percentage of principal amount of Underlying Securities to the percentages of the Class A-1 Certificates and Class A-2 Certificates being tendered to the Trustee in accordance with Section 7 hereof.

                  (c) Notwithstanding any other provision hereof, other amounts recovered in respect of the Underlying Securities prior to the Final Scheduled Distribution Date following (i) an acceleration of the date of maturity of the Underlying Securities or (ii) the redemption or other prepayment of the Underlying Securities by the Underlying Securities Issuer, shall be allocated between the Class A- 1 and Class A-2 Certificateholders in accordance with the Allocation Ratio on the date of such accelerated maturity, redemption or other prepayment.

                  (d) Notwithstanding any other provision hereof, in the event of the occurrence of (i) a payment default on the Underlying Securities or (ii) an acceleration of the date of maturity of the Underlying Securities in connection with a default thereon, the Trustee shall make an in-kind distribution of the Underlying Securities to the Class A-1 and Class A-2 Certificateholders in accordance with the Allocation Ratio, as calculated on the date of such default, within 30 days after the occurence of such default with the Underlying Securities being distributed on a pro rata basis within each respective Certificate Class. If, as a result of the minimum denominations of the Underlying Securities, the Trustee cannot distribute the

Underlying Securities to the Class A-1 and Class A-2 Certificateholders in accordance with the Allocation Ratio, the Trustee will be permitted to sell, in accordance with the Sale Procedures, such minimum principal amount of the Underlying Securities as will be necessary in order that the Underlying Securities, together with the proceeds received from the sale of any portion thereof, may be distributed in accordance with the terms of the immediately preceding sentence.

                  Subject to Section 9(f) hereof, to the extent Available Funds are insufficient to make any required distributions due to any Class of Certificates on any Distribution Date, any shortfall will be carried over and will be distributed on the next Distribution Date on which sufficient funds are available on the Available Funds to pay such shortfall.

                  Section 6. Trustee's Fees. (a) As compensation for its
                             --------------
services hereunder, the Trustee shall be entitled to the Trustee Fee. The Trustee shall bear all Ordinary Expenses and Necessary Third Party Expenses (up to $1,500 per Distribution Year). Notwithstanding any language to the contrary in the Standard Terms or in this Series Supplement, on each Distribution Date the Trustee shall be paid out of Available Funds (i) one half of the Trustee's Fee and (ii) Necessary Third Party Expenses in the amount of $750. Should the Trustee expect to incur any Necessary Third Party Expenses in any Distribution Year which were neither anticipated upon the execution of this Series Supplement nor which the Depositor was previously given notice of by the Trustee, the Trustee shall first obtain the consent of the Depositor prior to incurring such expenses. The prior consent of the Depositor shall not be unreasonably withheld. Should the Depositor withhold its consent to the Trustee incurring any such Necessary Third Party Expenses, the Depositor agrees at its own cost and expense to undertake any and all steps necessary to cause a third party to provide to the Trustee the consultation, service or advice to which such Necessary Third Party Expenses relate, and further agrees to indemnify the Trustee against any and all expenses, costs or claims resulting from the Trustee's reliance on such consultation, service or advice. To the extent that the Necessary Third Party Expenses of the Trustee exceed $1,500 for any Distribution Year, and the Depositor has approved any excess required to be approved as provided above, the Depositor shall promptly after receiving a statement from the Trustee specifying the nature and amount of such excess, pay the amount of such excess to the Trustee. Failure by the Depositor to pay or reimburse such amount shall not entitle the Trustee to any payment or reimbursement from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under the Trust Agreement. Should the Trustee not incur Necessary Third Party Expenses in the amount of $1,500 for any Distribution Year, any excess will be returned to the Depositor upon demand.

                  (b) Extraordinary Expenses shall not be paid out of the Trust Property unless (i) the Trustee is satisfied that it will have adequate security or indemnity in respect of such costs, expenses and liabilities, and (ii) either
(a) all the

Certificateholders of each of Class A-1 and Class A-2 Certificates then outstanding have voted to require the Trustee to incur such Extraordinary Expenses; or (b) any lesser percentage of the Certificateholders requesting such action pursuant hereto have agreed to reimburse the Trustee for the cost thereof from their own funds. If Extraordinary Expenses are not approved unanimously as set forth in clause (ii)(a), such Extraordinary Expenses shall not be an obligation of the Trust, and the Trustee shall not file any claim against the Trust therefor notwithstanding failure of certificateholders to reimburse the Trustee.

                  Section 7. Optional Exchange. (a) On each Distribution Date
                             -----------------
any Affiliate of the Depositor, if it is then the holder of Class A-2 Certificates of a certain principal amount and Class A-1 Certificates representing a like percentage of the principal amount thereof, may tender such Certificates to the Trustee on such Distribution Date and receive a distribution of Underlying Securities representing a like percentage of the Underlying Securities to the percentages of the Class A-1 Certificates and Class A-2 Certificates being tendered by the Depositor or Affiliate to the Trustee; provided, however, that any right to exchange shall be exercisable only (i) to the extent that the Depositor provides upon the Trustee's request an opinion of counsel that such exchange would not affect the characterization of the Trust as a "grantor trust" for federal income tax purposes and (ii) to the extent permitted under Section 7(d) hereof.

                  (b) Any such Affiliate of the Depositor must provide notice to the Trustee (an "Exchange Request") no less than 30 days (or such shorter period acceptable to the Trustee) but not more than 45 days prior to an Optional Exchange Date that it requests an Optional Exchange of Certificates on such Optional Exchange Date.

                  (c) The Trustee shall not be obligated to determine whether an Optional Exchange complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

                  (d) Any such Optional Exchange by any Affiliate of the Depositor, will be subject to the following restrictions: (i) certification to the Trustee that any Certificates to be exchanged have been held for a minimum of six months and (ii) each Optional Exchange is limited in amount to a maximum of 5% (except for Certificates acquired by the Underwriter but never distributed to investors, in which case 25%) of the then outstanding principal amount of the Class A-2 Certificates.

                  (e) The provisions of Section 4.07 of the Standard Terms shall not apply to an Optional Exchange pursuant to this Section. This Section 7 shall not provide the Depositor with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities.

                  Section 8.  Events of Default.
                              -----------------

                  Within 30 days of the occurrence of an Event of Default in respect of the Certificates, the Trustee will give notice to the Certificateholders, transmitted by mail, of all such uncured or unwaived Events of Default known to it. However, except in the case of an Event of Default relating to the payment of principal of or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the Certificateholders.

                  Section 9.  Miscellaneous.
                              -------------

                  (a) The provisions of Section 4.04, Advances, of the Standard Terms shall not apply to the Series 1998-ADM-1 Certificates.

                  (b) The provisions of Section 4.07, Optional Exchange, of the Standard Terms shall not apply to the Series 1998-ADM-1 Certificates in the case of an Optional Exchange pursuant to Section 7 hereof.

                  (c) The Trustee shall forward reports to Certificateholders pursuant to Section 4.03 of the Standard Terms to the New York Stock Exchange.

                  (d) The Certificateholders shall not be entitled to terminate the Trust or cause the sale or other disposition of the Underlying Securities.

                  (e) The provisions of Section 3.07(d) of the Standard Terms shall not apply to the Series 1998-ADM-1 Certificates.

                  (f) If the Trustee has not received payment with respect to a Collection Period on the Underlying Securities on or prior to the related Distribution Date, such distribution will be made promptly upon receipt of such payment. No additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the Class A-1 Certificateholders, proportionately to the ratio of their respective entitlements to interest.

                  (g) The outstanding principal balance of the Certificates shall not be reduced by the amount of any Realized Losses (as defined in the Standard Terms).

                  (h) The Trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Trust Property and the issuance of the Certificates, and other than those required or authorized by the Trust Agreement or incidental and necessary to accomplish such activities. The Trust may not issue or sell any certificates or other obligations other than the Certificates or otherwise incur, assume or guarantee any indebtedness for money borrowed.

                  (i) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee may be removed upon 60 days prior written notice delivered by the holders of Class A-1 and Class A-2 Certificates representing the Required Percentage -- Removal.

                  (j) In the event that the Internal Revenue Service challenges the characterization of the Trust as a grantor trust, the Trustee shall then file such forms as the Depositor may specify to establish the Trust's election pursuant to Section 761 of the Code to exclude the Trust from the application of Subchapter K of the Code and is hereby empowered to execute such forms on behalf of the Certificateholders.

                  (k) Notwithstanding anything in the Standard Terms to the contrary, the Trustee, upon written direction by the Depositor, will execute the Certificates.

                  (l) In relation to Section 7.01(f) of the Standard Terms, any periodic reports filed by the Trustee pursuant to the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, in accordance with the customary practices of the Depositor, need not contain any independent reports.

                  (m) Notwithstanding anything in the Trust Agreement to the contrary, the Depositor may not purchase or hold Certificates.

                  (n) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee will have recourse to the Underlying Securities. However, such recourse shall be limited only to the amount of any Trustee Fee and Necessary Third Party Expenses (such Necessary Third Party Expenses not to exceed $1,500 for any Distribution Year).

                  Section 10. Notices. All directions, demands and notices
                              -------
hereunder or under the Standard Terms shall be in writing and shall be delivered as set forth below (unless written notice is otherwise provided to the Trustee).

                  If to the Depositor, to:

                           Lehman ABS Corporation
                           3 World Financial Center
                           New York, New York  10285
                           Attention:  Mark Zusy
                           Telephone:  (212) 526-4428
                           Facsimile:  (212) 528-6664

                  If to the Market Agent, to:

                           Lehman Brothers Inc.
                           3 World Financial Center
                           New York, New York  10285
                           Attention:  Mark Zusy
                           Telephone:  (212) 526-4428
                           Facsimile:  (212) 528-6664

                  If to the Trustee, to:

                           The Bank of New York
                           101 Barclay Street
                           New York, New York  10286
                           Attention:  Corporate Trust Administration
                           Telephone:  (212) 815-5098
                           Facsimile:  (212) 815-5999


                  If to the Rating Agencies, to:

                           Moody's Investors Service, Inc.
                           99 Church Street 21W
                           New York, New York  10007
                           Attention:  CBO/CLO Monitoring Department
                           Telephone:  (212) 553-1494
                           Facsimile:  (212) 553-0355
                  and to:

                           Standard & Poor's
                           25 Broadway
                           New York, New York  10004
                           Attention:  Structured Finance Surveillance
                                         Group
                           Telephone:  (212) 208-1191
                           Facsimile:  (212) 208-0053

                  If to the New York Stock Exchange, to:

                           New York Stock Exchange, Inc.
                           20 Broad Street
                           New York, New York  10005
                           Attention:  Michael Hyland
                           Telephone:  (212) 656-5868
                           Facsimile:  (212) 656-6919

                  Section 11. Governing Law. THIS SERIES SUPPLEMENT AND THE
                              -------------
TRANSACTIONS DESCRIBED HEREIN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

                  Section 12.  Counterparts.  This Series Supplement may be
                               ------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

                  Section 13. Termination of the Trust. The Trust shall
                              ------------------------
terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 and Class A-2 Certificateholders and (ii) the Final Scheduled Distribution Date.

                  Section 14. Sale of Underlying Securities. In the event of a
                              -----------------------------
sale of a portion of the Underlying Securities pursuant to Section 5(d) hereof, the settlement of the liquidation of such portion of the Underlying Securities shall occur promptly after the date of receipt of notice of payment default or acceleration of the maturity of the Underlying Securities by the Trustee, and the Liquidation Proceeds, if any, shall be deposited into the Certificate Account for distribution to the Class A-1 and Class A-2 Certificateholders in accordance with the Allocation Ratio. The Trustee shall only deliver the Underlying Securities to the purchaser of such Underlying Securities against payment in same day funds deposited into the Certificate Account.

                  Section 15. Amendments. Notwithstanding anything in the Trust
                              ----------
Agreement to the contrary, in addition to the other restrictions on modification and amendment contained therein, the Trustee shall not enter into any amendment or modification of the Trust Agreement which would adversely affect in any material respect the interests of the holders of any class of Certificates without the consent of the holders of 100% of such class of Certificates; provided, however, that no such amendment or modification will be permitted which would alter the status of the Trust as a grantor trust for federal income tax purposes. Further, no amendment shall be permitted which would adversely affect in any material respect the interests of any Class of Certificateholders without confirmation by each Rating Agency that such amendment will not result in a downgrading or withdrawal of its rating of such Certificates.

                  Section 16. Voting of Underlying Securities, Modification of
                              -------------------------------------------------
Indenture. The Trustee, as holder of the Underlying Securities, has the right to
---------
vote and give consents and waivers in respect of the Underlying Securities as permitted by the Depository and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from the Depository, the Underlying Securities Trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, the Underlying Securities Indenture or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative outstanding principal balances of the Certificates) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required, after weighing the votes of the Class A-1 Certificateholders and the votes of the Class A-2 Certificateholders according to the Allocation Ratio; provided, however, that, notwithstanding anything in the Trust Agreement to the contrary, the Trustee shall at no time vote on or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) alter the status of the Trust as a grantor trust for federal income tax purposes or result in the imposition of tax upon the Certificateholders, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of a default under the Underlying Securities or an event which with the passage of time would become an event of default under the Underlying Securities and with the unanimous consent of all outstanding Class A-1 and Class A-2 Certificateholders, or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Underlying securities Indenture and only with the consent of Certificateholders representing 100% of the Class A-2 Certificates and 100% of the Class A-1 Certificates. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

                  In the event that an offer is made by the Underlying Securities Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the outstanding Underlying Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Class A-1 and Class A-2 Certificateholders of such offer promptly. The Trustee must reject any such offer unless the Trustee is directed by the affirmative vote of the holders of 100% of the Class A-1 and Class A-2 Certificates to accept such offer and the Trustee has received the tax opinion described above.

                  If an event of default under the Underlying Securities Indenture occurs and is continuing, and if directed by all of the outstanding Class A-1 and Class A-2 Certificateholders, the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable.

                  IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective authorized officers as of the date first written above.

                                      LEHMAN ABS CORPORATION,
                                      as Depositor



                                       By:/s/ Mark L. Zusy
                                              ---------------------------
                                          Name: Mark L. Zusy
                                          Title: Senior Vice President


                                       THE BANK OF NEW YORK, not
                                        in its individual
                                        capacity but solely as
                                        Trustee on behalf of the
                                        Corporate Bond-Backed
                                        Certificates Series,
                                        1998-ADM-1 Trust



                                       By: /s/ Enrico D. Reyes
                                           -------------------------------------
                                           Name: Enrico D. Reyes
                                           Title: Vice President

                                                                     SCHEDULE I

                                SERIES 1998-ADM-1
                         UNDERLYING SECURITIES SCHEDULE
                         ------------------------------


Underlying Securities:                 6.95% Debentures due December 15, 2097

Underlying Securities Issuer:          Archer-Daniels-Midland Company

CUSIP Number:                          039483 AP 7

Principal Amount Deposited:            $65,775,000

Original Issue Date:                   December 15, 1997

Principal Amount of
Underlying Securities
Originally Issued:                     $250,000,000

Maturity Date:                         December 15, 2097

Principal Payment Date:                December 15, 2097

Interest Rate:                         6.95% per annum

Interest Payment Dates:                June 15 and December 15, commencing
                                       June 15, 1998

Underlying Securities Record Dates:    June 1 and December 1

Redemption:                            The Underlying Securities are redeemable
                                       as a whole or in part, at any time, at
                                       the option of the Underlying Securities
                                       Issuer, on not less than 30 nor more than 60 days prior written notice to the holders thereof, at a redemption price equal to the greater of (i) 100% of the principal amount of the Underlying
                                       Securities to be redeemed and (ii) the
                                       sum of the present values of the
                                       remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semi-annual basis
                                       (assuming a 360-day year consisting of
                                       twelve 30-day months) at the rate of U.S.
                                       Treasury securities plus 15 basis points, together in either case with accrued interest on the principal amount being redeemed to the date of such redemption.

                                       The Underlying Securities Issuer intends to deduct interest paid on the Underlying Securities for United States federal income tax purposes; however, during the past several years there have been several legislative proposals which, although not enacted, contained proposed tax law changes that, among other things, would prohibit an issuer from deducting interest payments on debt instruments with a maturity of more than 40 years, such as the Underlying Securities. Upon the occurence of such an event (a "Tax Event"), the Underlying Securities Issuer will have the right, without the consent of the holders of the Underlying Securities, to shorten the maturity of the Underlying Securities to the minimum extent required, such that, after the shortening of the maturity, interest paid in respect of the Underlying Securities will be deductible for United States federal income tax purposes.

                                       In addition, if a Tax Event occurs and in the opinion of a nationally recognized independent tax counsel, there would, notwithstanding any shortening of the maturity of the Underlying Securities, be more than an insubstantial risk that interest paid by the Underlying Securities Issuer on the Underlying Securities is not, or will not be, deductible, in whole or in part, by the Underlying Securities Issuer for United States federal income tax purposes, the Underlying Securities Issuer may, within 90 days following the occurrence of such Tax Event, redeem the Underlying Securities in whole (but not in part), on not less than 30 nor more than 60 days' notice mailed to holders thereof, at a redemption price equal to the greater of
                                       (i) 100% of
                                       the principal amount of the Underlying
                                       Securities and (ii) the sum of the
                                       present values of the remaining scheduled payments thereon, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the rate of U.S. Treasury securities plus 35 basis points, together, in either case with accrued interest on the principal amount being redeemed to the date of redemption.

Defeasance:                            The Underlying Securities Issuer may
                                       terminate certain of its obligations
                                       under the Underlying Securities Indenture with respect to the Underlying
                                       Securities, including its obligations to comply with certain covenants described in the Prospectus for the Underlying
                                       Securities, and, on the terms and subject to the conditions contained in the Underlying Securities Indenture, by depositing in trust with the Underlying
                                       Securities Trustee money or certain U.S.
                                       government obligations sufficient to pay the principal of, and premium, if any, and interest on the Underlying Securities to maturity. Such deposit and termination is conditioned upon the Underlying
                                       Securities Issuer's delivery of an
                                       opinion of independent counsel of
                                       nationally recognized standing that the
                                       holders of the Underlying Securities will have no federal income tax consequences as a result of such deposit and termination. Such termination will not relieve Underlying Securities Issuer of its obligation to pay when due the principal of or interest on the Underlying Securities if the Underlying
                                       Securities are not paid from the money or such U.S. government obligations held by the Underlying Securities Trustee for the payment thereof.

Priority:                               Based upon the Underlying Securities
                                       Prospectus, the Underlying Securities are unsecured and unsubordinated obligations of the Underlying Issuer ranking pari passu with all other unsecured and unsubordinated indebtedness of the Underlying Securities Issuer.

Security:                              None

Ratings as of Closing:                 "Aa3" by Moody's and "AA-" by S&P

Form of Underlying
Securities:                            Book-entry debt securities registered
                                       with DTC

                                   SCHEDULE II
                  AMORTIZATION SCHEDULE--CLASS A-1 CERTIFICATES

                                                                              TOTAL INTEREST        OUTSTANDING
                                                                              PLUS PRINCIPAL       PRINCIPAL ON
CLOSING DATE OR                 INTEREST PAYABLE ON PRINCIPAL AMORTIZATION      PAYABLE ON        CLOSING DATE OR
DISTRIBUTION DATE                DISTRIBUTION DATE   ON DISTRIBUTION DATE   DISTRIBUTION DATE(1)  DISTRIBUTION DATE(2)
-----------------                -----------------  ----------------------- -------------------  -------------------


March 30, 1998...............                                                                      $  50,694,774
June 15, 1998................    $  1,647,580           $  635,101           $  2,282,681             50,059,673
December 15, 1998............       1,626,939              655,742              2,282,681             49,403,931
June 15, 1999................       1,605,628              677,053              2,282,681             48,726,878
December 15, 1999............       1,583,624              699,058              2,282,681             48,027,820
June 15, 2000................       1,560,904              721,777              2,282,681             47,306,043
December 15, 2000............       1,537,446              745,235              2,282,681             46,560,808
June 15, 2001................       1,513,226              769,455              2,282,681             45,791,353
December 15, 2001............       1,488,219              794,462              2,282,681             44,996,891
June 15, 2002................       1,462,399              820,282              2,282,681             44,176,608
December 15, 2002............       1,435,740              846,941              2,282,681             43,329,667
June 15, 2003................       1,408,214              874,467              2,282,681             42,455,200
December 15, 2003............       1,379,794              902,887              2,282,681             41,552,313
June 15, 2004................       1,350,450              932,231              2,282,681             40,620,082
December 15, 2004............       1,320,153              962,529              2,282,681             39,657,553
June 15, 2005................       1,288,870              993,811              2,282,681             38,663,742
December 15, 2005............       1,256,572            1,026,110              2,282,681             37,637,633
June 15, 2006................       1,223,223            1,059,458              2,282,681             36,578,174
December 15, 2006............       1,188,791            1,093,891              2,282,681             35,484,284
June 15, 2007................       1,153,239            1,129,442              2,282,681             34,354,842
December 15, 2007............       1,116,532            1,166,149              2,282,681             33,188,693
June 15, 2008................       1,078,633            1,204,049              2,282,681             31,984,644
December 15, 2008............       1,039,501            1,243,180              2,282,681             30,741,464
June 15, 2009................         999,098            1,283,584              2,282,681             29,457,880
December 15, 2009............         957,381            1,325,300              2,282,681             28,132,580
June 15, 2010................         914,309            1,368,372              2,282,681             26,764,208
December 15, 2010............         869,837            1,412,845              2,282,681             25,351,363
June 15, 2011................         823,919            1,458,762              2,282,681             23,892,601
December 15, 2011............         776,510            1,506,172              2,282,681             22,386,429
June 15, 2012................         727,559            1,555,122              2,282,681             20,831,307
December 15, 2012............         677,017            1,605,664              2,282,681             19,225,643
June 15, 2013................         624,833            1,657,848              2,282,681             17,567,795
December 15, 2013............         570,953            1,711,728              2,282,681             15,856,068
June 15, 2014................         515,322            1,767,359              2,282,681             14,088,709
December 15, 2014............         457,883            1,824,798              2,282,681             12,263,910
June 15, 2015................         398,577            1,884,104              2,282,681             10,379,806
December 15, 2015............         337,344            1,945,338              2,282,681              8,434,469
June 15, 2016................         274,120            2,008,561              2,282,681              6,425,908
December 15, 2016............         208,842            2,073,839              2,282,681              4,352,068
June 15, 2017................         141,442            2,141,239              2,282,681              2,210,829
December 15, 2017............          71,852            2,210,829              2,282,681                      0

--------
1. Amounts shown reflect aggregate amounts of interest to be received by the Trust in respect of the Underlying Securities on the related Distribution Date, less ordinary Trustee's fees and scheduled expenses due to the Trustee on such Distribution Date.

2. Principal Amount on the Closing Date or on the Distribution
Date after all scheduled distributions have been made.

                        SCHEDULE III--ALLOCATION SCHEDULE
                SCHEDULE--RELATIVE PERCENTAGES DISTRIBUTABLE UPON
                     CONDITIONAL SHORTENING OF MATURITY DATE
                             OR OPTIONAL REDEMPTION

CLOSING DATE OR                               CLASS A-1             CLASS A-2
DISTRIBUTION DATE                           CERTIFICATES          CERTIFICATES        SUM
-----------------                           ------------          ------------        ----


March 30, 1998.....................            74.03%                 25.97%          100%
June 15, 1998......................            73.14%                 26.86%          100%
December 15, 1998..................            72.22%                 27.78%          100%
June 15, 1999......................            71.27%                 28.73%          100%
December 15, 1999..................            70.28%                 29.72%          100%
June 15, 2000......................            69.26%                 30.74%          100%
December 15, 2000..................            68.21%                 31.79%          100%
June 15, 2001......................            67.12%                 32.88%          100%
December 15, 2001..................            65.99%                 34.01%          100%
June 15, 2002......................            64.82%                 35.18%          100%
December 15, 2002..................            63.62%                 36.38%          100%
June 15, 2003......................            62.37%                 37.63%          100%
December 15, 2003..................            61.08%                 38.92%          100%
June 15, 2004......................            59.75%                 40.25%          100%
December 15, 2004..................            58.37%                 41.63%          100%
June 15, 2005......................            56.94%                 43.06%          100%
December 15, 2005..................            55.46%                 44.54%          100%
June 15, 2006......................            53.93%                 46.07%          100%
December 15, 2006..................            52.35%                 47.65%          100%
June 15, 2007......................            50.72%                 49.28%          100%
December 15, 2007..................            49.03%                 50.97%          100%
June 15, 2008......................            47.28%                 52.72%          100%
December 15, 2008..................            45.48%                 54.52%          100%
June 15, 2009......................            43.61%                 56.39%          100%
December 15, 2009..................            41.68%                 58.32%          100%
June 15, 2010......................            39.68%                 60.32%          100%
December 15, 2010..................            37.61%                 62.39%          100%
June 15, 2011......................            35.47%                 64.53%          100%
December 15, 2011..................            33.26%                 66.74%          100%
June 15, 2012......................            30.97%                 69.03%          100%
December 15, 2012..................            28.60%                 71.40%          100%
June 15, 2013......................            26.16%                 73.84%          100%
December 15, 2013..................            23.63%                 76.37%          100%
June 15, 2014......................            21.01%                 78.99%          100%
December 15, 2014..................            18.30%                 81.70%          100%
June 15, 2015......................            15.50%                 84.50%          100%
December 15, 2015..................            12.61%                 87.39%          100%
June 15, 2016......................             9.61%                 90.39%          100%
December 15, 2016..................             6.52%                 93.48%          100%
June 15, 2017......................             3.31%                 96.69%          100%
December 15, 2017..................             0.00%                100.00%          100%


                                                                      EXHIBIT A

                       Standard Terms for Trust Agreements
                       -----------------------------------


                             (begins on next page)

                                                                       Exhibit A
                                                            to Series Supplement

================================================================================









                       STANDARD TERMS FOR TRUST AGREEMENTS


                                     between


                             LEHMAN ABS CORPORATION,


                                  as Depositor


                                       and


                              THE BANK OF NEW YORK,


                                   as Trustee


                            BOND-BACKED CERTIFICATES



                          Dated as of February 25, 1998








================================================================================

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

PRELIMINARY STATEMENT........................................................  1

ARTICLE I              Definitions and Assumptions...........................  1
         SECTION 1.01.               Definitions.............................  1
         SECTION 1.02.               Rules of Construction................... 21
         SECTION 1.03.               Compliance Certificates and Opinions;
                                     Record Date............................. 22

ARTICLE II             Declaration of Trusts; Issuance of Certificates;
                       Purpose and Classification of Trusts.................. 23
         SECTION 2.01.               Creation and Declaration of Trusts:
                                     Assignment of Underlying Securities..... 23
         SECTION 2.02.               Acceptance by Trustee................... 25
         SECTION 2.03.               Representations and Warranties of the
                                     Depositor............................... 25
         SECTION 2.04.               Breach of Representation, Warranty or
                                     Covenant................................ 27
         SECTION 2.05.               Agreement to Authenticate and Deliver
                                     Certificates............................ 27

ARTICLE III            Administration of each Trust.......................... 27
         SECTION 3.01.               Administration of each Trust............ 27
         SECTION 3.02.               Collection of Certain Underlying
                                     Security Payments....................... 28
         SECTION 3.03.               Certificate Account..................... 28
         SECTION 3.04.               Liquidation of the Underlying
                                     Securities.............................. 29
         SECTION 3.05.               Investment of Funds in the Accounts..... 29
         SECTION 3.06.               Maintenance of Credit Support........... 30
         SECTION 3.07.               Realization Upon Defaulted Underlying
                                     Securities.............................. 31
         SECTION 3.08.               Retained Interest....................... 32
         SECTION 3.09.               Access to Certain Documentation......... 33
         SECTION 3.10.               Reports by the Depositor................ 33
         SECTION 3.11.               Charges and Expenses.................... 34

ARTICLE IV             Distributions and Reports to
                       Certificateholders.................................... 34
         SECTION 4.01.               Distributions........................... 34
         SECTION 4.02.               Distributions on Certificates........... 35
         SECTION 4.03.               Reports to Certificateholders........... 37
         SECTION 4.04.               Advances................................ 39

                                                                            Page
                                                                            ----

         SECTION 4.05.               Allocation of Realized Losses and Trust
                                     Expenses.................................40
         SECTION 4.06.               Compliance with Withholding
                                     Requirements.............................40
         SECTION 4.07.               Optional Exchange........................41

ARTICLE V              The Certificates.......................................43
         SECTION 5.01.               The Certificates.........................43
         SECTION 5.02.               Execution, Authentication
                                     and Delivery.............................44
         SECTION 5.03.               Temporary Certificates...................45
         SECTION 5.04.               Registration; Registration of
                                     Transfer and Exchange....................46
         SECTION 5.05.               Mutilated, Destroyed, Lost and Stolen
                                     Certificates.............................51
         SECTION 5.06.               Persons Deemed Owners....................52
         SECTION 5.07.               Cancellation.............................53
         SECTION 5.08.               Global Securities........................53
         SECTION 5.09.               Notices to Depository....................55
         SECTION 5.10.               Definitive Certificates..................55
         SECTION 5.11.               Currency of Distributions in
                                     Respect of Certificates..................56
         SECTION 5.12.               Conditions of Authentication and
                                     Delivery of New Series...................57
         SECTION 5.13.               Appointment of Paying Agent..............58
         SECTION 5.14.               Authenticating Agent.....................59
         SECTION 5.15.               Voting Rights with Respect to Underlying
                                     Securities...............................61
         SECTION 5.16.               Actions by Certificateholders............62
         SECTION 5.17.               Events of Default........................62
         SECTION 5.18.               Judicial Proceedings Instituted by
                                     Trustee; Trustee May Bring Suit..........63
         SECTION 5.19.               Control by Certificateholders............63
         SECTION 5.20.               Waiver of Past Defaults..................63
         SECTION 5.21.               Right of Certificateholders to Receive
                                     Payments Not to Be Impaired..............64
         SECTION 5.22.               Remedies Cumulative......................65

ARTICLE VI             The Depositor..........................................65
         SECTION 6.01.               Liability of the Depositor...............65
         SECTION 6.02.               Limitation on Liability of
                                     the Depositor............................65
         SECTION 6.03.               Depositor May Purchase Certificates......66
         SECTION 6.04.               Merger or Consolidation of
                                     the Depositor............................67

                                                                            Page
                                                                            ----

         SECTION 6.05.  No Liability of the Depositor with
                        Respect to the Underlying Securities;
                        Certificateholders to Proceed Directly
                                     Against the Issuer(s)................... 67

ARTICLE VII             Concerning the Trustee............................... 68
         SECTION 7.01.               Duties of Trustee....................... 68
         SECTION 7.02.               Between Trustee and Sub-Administrative
                                     Agents.................................. 72
         SECTION 7.03.               Certain Matters Affecting the Trustee... 73
         SECTION 7.04. Trustee Not Liable for Recitals in Certificates or Underlying Securities... 75
         SECTION 7.05.               Trustee May Own Certificates............ 75
         SECTION 7.06.               Trustee's Fees and Expenses............. 75
         SECTION 7.07.               Eligibility Requirements for Trustee.... 76
         SECTION 7.08.               Resignation or Removal of the Trustee;
                                     Appointment of Successor Trustee........ 77
         SECTION 7.09.               Appointment of Office or Agency......... 79
         SECTION 7.10.               Representations and Warranties
                                     of Trustee.............................. 79
         SECTION 7.11.               Indemnification of Trustee by the
                                     Depositor; Contribution................. 81
         SECTION 7.12.               Indemnification of Depositor by Trustee. 82
         SECTION 7.13.               No Liability of the Trustee with
                      Respect to the Underlying Securities;
                      Certificateholders to Proceed Directly
                                     Against the Issuer(s)................... 82
         SECTION 7.14.               The Depositor To Furnish Trustee
                                     with Names and Addresses of
                                     Certificateholders...................... 83
         SECTION 7.15.               Preservation of Information............. 83
         SECTION 7.16.               Reports by Trustee...................... 83
         SECTION 7.17.               Trustee's Application for Instructions
                                     from the Depositor...................... 83

ARTICLE VIII           Market Agent.......................................... 84
         SECTION 8.01.               Market Agent............................ 84

ARTICLE IX             Termination........................................... 84
         SECTION 9.01.               Termination upon Liquidation of All
                                     Underlying Securities................... 84

ARTICLE X              Miscellaneous Provisions.............................. 85
         SECTION 10.01.              Amendment............................... 85
         SECTION 10.02.              Limitation on Rights of
                                     Certificateholders...................... 87
         SECTION 10.03.              GOVERNING LAW........................... 89
         SECTION 10.04.              Notices................................. 89

                                                                            Page
                                                                            ----

         SECTION 10.05.              Notice to Rating Agencies............... 90
         SECTION 10.06.              Severability of Provisions.............. 91
         SECTION 10.07.              Grant of Security Interest.............. 91
         SECTION 10.08.              Nonpetition Covenant.................... 92
         SECTION 10.09.              No Recourse............................. 93
         SECTION 10.10.              Article and Section References.......... 93
         SECTION 10.11.              Counterparts............................ 93
         SECTION 10.12.              Trust Indenture Act Controls............ 93

                                    STANDARD TERMS FOR TRUST AGREEMENTS dated as
                           of February 25, 1998, among LEHMAN ABS CORPORATION, a Delaware corporation, as Depositor, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.


                              PRELIMINARY STATEMENT

                  The Depositor and the Trustee have duly authorized the execution and delivery of these Standard Terms for Trust Agreements (the "Standard Terms") to provide for one or more Series (and one or more Classes within each such Series) of Certificates, issuable from time to time as provided in these Standard Terms.

                  Each such Series (inclusive of any Classes specified within such Series) of Certificates will be issued only under a separate Series Supplement to these Standard Terms, duly executed and delivered by the Depositor and the Trustee. With respect to each Series, the applicable Series Supplement, together with these Standard Terms, shall be known as the "Trust Agreement."

                  All representations, covenants and agreements made herein by each of the Depositor and the Trustee are for the benefit and security of the Certificateholders and, to the extent provided in the applicable Series Supplement, for the benefit and security of any Credit Support Provider or any other party as specified therein;

                  The Depositor is entering into these Standard Terms, and the Trustee in accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.


                                    ARTICLE I

                           Definitions and Assumptions
                           ---------------------------


                  SECTION 1.01. Definitions. Except as otherwise specified
                                -----------
herein or in the applicable Series Supplement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Trust Agreement.

                  "Account":  As defined in Section 3.05.
                   -------

                  "Accounting Date":  With respect to any Series, if
                   ---------------
applicable, as defined in the related Series Supplement.

                  "Administrative Fees":  With respect to any Series, if
                   -------------------
applicable, as defined in the related Series Supplement.

                  "Advance":  As defined in Section 4.04.
                   -------

                  "Affiliate": With respect to any specified Person, any other
                   ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Allowable Expense Amounts":  With respect to any Series, as
                   -------------------------
defined in the related Series Supplement.

                  "Authenticating Agent":  As defined in Section 5.14.
                   --------------------

                  "Authorized Newspaper": A newspaper in an official language of
                   --------------------
the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified in the related Series Supplement with respect to the Certificates of any Series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

                  "Available Funds": Unless otherwise specified in the
                   ---------------
applicable Series Supplement, for any Distribution Date in respect of a given Series or Class, the sum of (i) all amounts actually received on or with respect to the Underlying Securities (including Liquidation Proceeds and investment income on amounts in the Accounts) with respect to such Series during the related Collection Period, (ii) all amounts received pursuant to any Credit Support Instruments with respect to such Series for such Distribution Date and
(iii) all other amounts, if any, specified by the applicable Series Supplement.

                  "Basic Documents":  With respect to any Series, if
                   ---------------
applicable, as defined in the related Series Supplement.

                  "Bearer Certificate":  Any Certificate (with or without
                   ------------------
Coupons), title to which passes by delivery only, but exclusive of any Coupons.

                  "Beneficial Owner": Shall mean, with respect to Certificates
                   ----------------
held through a Depository, the beneficial owner of a Certificate. For purposes only of Section 5.16, the Trustee shall be obligated to treat a Person who claims to be a beneficial owner of a Certificate as a "Beneficial Owner" within the meaning of the Series Supplement only if such Person has first delivered to the Trustee, (i) a certificate or other writing executed by such Person stating the full name and address of such Person, the principal distribution amount of the Certificate with respect to which such Person claims to be the Beneficial Owner, and the Participant in the Depository ("such Person's Participant") through which such Person holds its beneficial ownership interest in the Certificates and (ii) a certificate or other writing executed by such Person's Participant confirming that such Person's Participant holds on its own books and records Certificates for the account of such Beneficial Owner and identifying the principal distribution amount held for such Beneficial Owner.

                  "Business Day": With respect to any Place of Distribution
                   ------------
specified in the related Series Supplement, any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in such Place of Distribution are authorized or obligated by law, regulation or executive order to close or any day which is not a Business Day with respect to the Underlying Securities, except as otherwise specified in the related Series Supplement and any Business Day specified with respect to the Underlying Securities.

                  "Calculation Agent":  With respect to any Series, if
                   -----------------
applicable, as defined in the related Series Supplement.

                  "Call Premium Percentage":  With respect to any Series
                   -----------------------
(or Class with such Series), if applicable, as defined in the related Series Supplement.

                  "Certificate Account":  As defined in Section 3.03.
                   -------------------

                  "Certificate Owners":  As defined in Section 5.08.
                   ------------------

                  "Certificate Principal Balance":  With respect to an
                   -----------------------------
Outstanding Certificate, as determined at any time, the maximum amount that the Holder thereof is entitled to receive as distributions allocable to principal payments on the Underlying

Securities. The Certificate Principal Balance, if any, of any Class within a given Series (other than those Classes, if any, specified in the related Series Supplement), as of any date of determination, shall be equal to the aggregate initial Certificate Principal Balance thereof less the sum of (i) all amount allocable to prior distributions made to such Class in respect to principal of the Underlying Securities, (ii) any reductions attributable to Certificates surrendered in exchange for Underlying Securities, as and to the extent provided in the applicable Series Supplement and (iii) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of (A) Realized Losses in respect of principal of the Underlying Securities and
(B) expenses of the Trust, if any, only to the extent specified in the applicable Series Supplement, each as allocated to such Class pursuant to the applicable Series Supplement.

                  "Certificate Register" and "Certificate Registrar":  As
                   ------------------------------------------------
respectively defined in Section 5.04.

                  "Certificateholder":  Any Holder of a Certificate.
                   -----------------

                  "Certificates":  Any trust certificates authorized by,
                   ------------
and authenticated and delivered under, this Trust Agreement.

                  "Class":  With respect to any Series, any one of the classes
                   -----
of Certificates of such Series, each consisting of Certificates having identical terms.

                  "Clearing Agency":  An organization registered as a
                   ---------------
"clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Closing Date":  With respect to any Series, the day on
                   ------------
which Certificates of such Series are first executed, authenticated and delivered, as specified in the related Series Supplement.

                  "Code":  The Internal Revenue Code of 1986, as amended,
                   ----
and Treasury Regulations promulgated thereunder.

                  "Collection Period":  With respect to any Distribution
                   -----------------
Date for a Series (or Class within such Series), the period specified in the related Series Supplement.

                  "Commission":  The Securities and Exchange Commission,
                   ----------
as from time to time constituted, created under the Exchange Act or, if at any time after the execution and delivery of this Trust Agreement such Commission is not existing and performing the duties now assigned to it, then the body then performing such duties.

                  "Corporate Trust Office": The principal corporate trust office
                   ----------------------
of the Trustee located at the address set forth in the related Series Supplement or such other addresses as the Trustee may designate from time to time by notice to the Holders and the Depositor, or the principal corporate trust office of any successor Trustee (or such other addresses as a successor Trustee may designate from time to time by notice to the Holders and the Depositor).

                  "Coupon":  Any interest coupon appertaining to a Bearer
                   ------
Certificate.

                  "Coupon Certificate":  Any Bearer Certificate
                   ------------------
authenticated and delivered with one or more Coupons appertaining thereto.

                  "Credit Support": With respect to any Series (or any Class
                   --------------
within such Series), a Letter of Credit, Surety Bond, swap agreement, put or call option or other asset intended to support or ensure the timely or ultimate distributions of amounts due in respect of all or certain of the Underlying Securities for such Series or Class, which in each case is specified as such in the related Series Supplement.

                  "Credit Support Instrument":  The instrument or
                   -------------------------
document pursuant to which the Credit Support for a given Series (or any Class within such Series) is provided, as specified in the applicable Series Supplement.

                  "Credit Support Provider": With respect to any Series (or any
                   -----------------------
Class with such Series), the Person, if any, that will provide any Credit Support with respect to all or a portion of the Underlying Securities for such Series or Class as specified in the applicable Series Supplement.

                  "Currency":  Dollars or Foreign Currency.
                   --------

                  "Cut-off Date": With respect to any Series, the date specified
                   ------------
as such in the related Series Supplement. For purposes of this Trust Agreement, any Underlying Security acquired by the Depositor after the applicable Cut-off Date but prior to the applicable Closing Date and included in the related Trust as of such Closing Date shall be deemed to have been Outstanding as of such Cut-off Date and references to the principal balance of such Underlying Security as of such Cut-off Date shall be deemed to be to the principal balance of such Underlying Security as of the date on which it was acquired by the Depositor.

                  "Definitive Certificates":  As defined in Section 5.08.
                   -----------------------

                  "Depositor": Lehman ABS Corporation, a Delaware corporation,
                   ---------
and, if a successor Person shall have become the Depositor pursuant to any applicable provisions of this Trust Agreement, "Depositor" shall mean such successor Person. With respect to any provisions of this Trust Agreement that relate to the provisions of the Trust Indenture Act, "Depositor" shall include any obligor on the Certificates as the term obligor is defined in the Trust Indenture Act.

                  "Depositor Order" or "Depositor Request":  A written
                   ---------------
order or request, respectively, signed in the name of the Depositor by any of its President or Vice Presidents.

                  "Depository": With respect to the Certificates of any Series
                   ----------
(or Class within such Series) issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Depositor pursuant to Section 5.01 and specified in the related Series Supplement until a successor Depository shall have become such pursuant to the applicable provisions of this Trust Agreement, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Certificates of any such Series or Class shall mean the Depository with respect to the Certificates of that Series or Class.

                  "Depository Agreement":  If applicable, the agreement
                   --------------------
pursuant to which the Depository will agree to act as Depository with respect to any Series (or Class within such Series) of Certificates in accordance with
Section 5.08.

                  "Discount Certificate": Any Certificate that is issued with
                   --------------------
"original issue discount" within the meaning of Section 1273(a) of the Code and any other Certificate designated by the Depositor as issued with original issue discount for United States Federal income tax purposes.

                  "Distribution Date":  With respect to any Series (or
                   -----------------
Class within such Series) of Certificates, each date specified as a "Distribution Date" for such Series (or Class) in the related Series Supplement.

                  "Dollar" or "$" or "USD": Such currency of the United States
                   ----------------------
as at the time of payment is legal tender for the payment of public and private debts.

                  "Eligible Account": Either (i) an account or accounts
                   ----------------
maintained with a Federal or State chartered depository institution or trust company the long term unsecured debt obligations of which are rated by the Rating Agency the higher of (x) at least the then current long-term rating of the Certificates or (y) in one of its two highest long-term rating categories (unless otherwise specified in the Series Supplement) at the time any amounts are held in deposit therein or (ii) a trust account(s) maintained as a segregated account(s) and held by a Federal or State chartered depository institution or trust company in trust for the benefit of the Certificateholders; provided, however, that such depository institution or trust company has a long-term rating in one of the four highest categories by the Rating Agency.

                  "Eligible Expense":  With respect to any Series, as
                   ----------------
specified in the related Series Supplement.

                  "Eligible Investments": With respect to any Series, unless
                   --------------------
otherwise specified in the related Series Supplement, any one or more of the following obligations or securities; provided, however, that the total stated return specified by the terms of each such obligation or security is at least equal to the purchase price thereof; and provided, further, that no such instrument may carry the symbol "R" in its rating:

                         (i) direct obligations of, and obligations fully guaranteed by, the United States, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit System or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States of America; provided, however, that obligations of, or guaranteed by, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Federal Farm Credit System shall be Eligible Investments only if, at the time of investment, it has the rating specified in such Series Supplement for Eligible Investments;

                        (ii) demand and time deposits in, certificates of deposit of, or banker's acceptances issued by any depository institution or trust company (including the Trustee or any agent of the Trustee acting in their respective commercial capacities) incorporated under the laws of the United States or any State and subject to supervision and examination by Federal and/or State banking authorities so long as the commercial paper and/or the short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have the rating specified in such Series Supplement for Eligible Investments; provided, however, that such rating shall be no lower than the rating on the Underlying Securities at the time of purchase of the investments;

                       (iii) repurchase agreements with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States, with an entity having the credit rating specified in such Series Supplement for Eligible Investments;

                        (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State that have the rating specified in such Series Supplement for Eligible Investments at the time of such investment or contractual commitment providing for such investment; provided, however, that such rating shall be no lower than the rating on the Underlying Securities; and provided, further, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust for such Series to exceed 10% of the aggregate outstanding principal balances and amounts of all the Underlying Securities and Eligible Investments held as part of the Trust for such Series;

                         (v) commercial paper having at the time of such investment the rating specified in the Series Supplement for Eligible Investments; and

                        (vi) a Guaranteed Investment Contract if and only if specified in the related Series Supplement, provided that the Rating Agency Condition is met.

                  "Event of Default":  With respect to any Series (or
                   ----------------
Class within such Series) of Certificates, as specified in the related Series Supplement.

                  "Exchange Act":  The Securities Exchange Act of 1934,
                   ------------
as amended.

                  "Exchange Rate Agent":  With respect to any Series (or
                   -------------------
Class within such Series) of Certificates, if applicable, the Depositor or its agent so specified in the related Series Supplement.

                  "Executive Officer":  Any one of the duly elected or
                   -----------------
appointed qualified and acting officers of any entity executing a certificate.

                  "Extraordinary Trust Expense": Unless otherwise specified in
                   ---------------------------
the related Series Supplement, any and all costs, expenses or liabilities arising out of the establishment, existence or administration of the Trust, other than (i) Ordinary Expenses, and (ii) costs and expenses payable by a particular Certificateholder, the Trustee or the Depositor pursuant to this Trust Agreement.

                  "Final Scheduled Distribution Date": With respect to any
                   ---------------------------------
Certificate, the date on which all the unpaid principal of (and premium, if any, on) such Certificate is scheduled, without giving effect to any prepayment, exchange or early termination, to become due and payable as provided therein and in the applicable Series Supplement.

                  "Fixed Pass-Through Rate":  With respect to any Fixed
                   -----------------------
Rate Certificate, as defined in the related Series Supplement.

                  "Fixed Rate Certificate":  A Certificate that provides
                   ----------------------
for a payment of interest at a Fixed Pass-Through Rate.

                  "Floating Pass-Through Rate":  With respect to any
                   --------------------------
Floating Rate Certificate, as defined in the related Series Supplement.

                  "Floating Rate Certificate":  A Certificate that
                   -------------------------
provides for the payment of interest at a Floating Pass-Through Rate determined periodically by reference to a formula specified in the related Series Supplement.

                  "Foreign Currency":  A currency issued by the government of
                   ----------------
any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

                  "Global Security": A Registered Certificate or Bearer
                   ---------------
Certificate evidencing all or part of a Series (or Class within such Series) of Certificates, issued to the Depository for such Series or Class in accordance with Section 5.08 and bearing the legend prescribed therein.

                  "Grant": To sell, convey, assign, transfer, create, grant a
                   -----
lien upon and a security interest in and right of set-off against, deposit, set over and confirm to the Trustee pursuant to these Standard Terms and a related Series Supplement; and the terms "Granted" and "Granting" have the meanings correlative to the foregoing. A Grant of any Underlying Securities or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal, premium, if any, and interest payments in respect of such Underlying Securities and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Guaranteed Investment Contract": With respect to any Series
                   ------------------------------
(or Class within such Series), a guaranteed investment contract or surety bond provided for in the related Series Supplement, Granted as part of the Trust or to the Trustee for the benefit of the Certificateholders for such Series, providing for the investment of funds in a related Account or related Accounts and insuring a minimum or a fixed rate of return on the investment of such funds, which contract or surety bond shall be an obligation of an insurance company or other entity whose rating is no lower than the rating on the Underlying Securities and shall satisfy any other requirements specified in such Series Supplement.

                  "Holder":  With respect to a Registered Certificate,
                   ------
the Registered Holder thereof and, with respect to a Bearer Certificate or a Coupon, the bearer thereof.

                  "Independent":  When used with respect to any specified
                   -----------
Person means that the Person (1) is in fact independent of the Depositor and of any Affiliate, (2) does not have any direct or indirect material financial interest in the Depositor or in any Affiliate and
(3) is not connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Initial Accrued Interest": With respect to any Series, shall
                   ------------------------
mean, with respect to each Underlying Security, the amount of interest which accrued thereon from the Underlying Security Interest Payment Date of such Underlying Security next preceding the deposit of such Underlying Security hereunder (or, in the event that such Underlying Security Interest Payment Date is the first Underlying Security Interest Payment Date to occur after the original issuance of such Underlying Security, from the dated date thereof) to, but excluding, the Closing Date.

                  "Issuer":  Shall mean, with respect to an Underlying
                   ------
Security, the issuer thereof (including, if applicable, the guarantor of the Underlying Security) as identified in Schedule I to the Series Supplement.

                  "Letter of Credit": With respect to any Series or Class within
                   ----------------
such Series, the letter of credit, if any, providing for the payment of all or a portion of amounts due in respect of such Series or Class, issued to the Trustee for the benefit of the Holders of such Series or Class, issued by the related Credit Support Provider, all as specified in the related Series Supplement.

                  "Limited Guarantor": With respect to the Underlying Securities
                   -----------------
relating to any series (or Class within such Series), a Person specified in the related Series Supplement as providing a guarantee or insurance policy or other credit enhancement supporting the distributions in respect of such Series (or Class) as and to the extent specified in such Series Supplement.

                  "Limited Guaranty": With respect to any Series or Class within
                   ----------------
such Series, any guarantee of or insurance policy or other comparable form of credit enhancement with respect to amounts required to be distributed in respect of such Series or Class or payments under all or certain of the Underlying Securities relating to such Series or Class, executed and delivered by a limited Guarantor in favor of the Trustee, for the benefit of the Certificateholders, as specified in the related Series Supplement.

                  "Liquidation Proceeds":  The amounts received by the
                   --------------------
Trustee in connection with (i) the liquidation of a defaulted Underlying Security or collateral, if any, related thereto or

(ii) the repurchase, substitution or sale of a Underlying Security.

                  "Market Agent":  Shall mean the market agent or market
                   ------------
agents appointed pursuant to Section 8.01, and its or their successors or assigns.

                  "Market Agent Agreement": With respect to any Series shall
                   ----------------------
mean the Market Agent Agreement, dated as of the Closing Date, between the Trustee and the Market Agent, the form of which will be attached to the Series Supplement, and any similar agreement with a successor Market Agent, in each case as from time to time amended or supplemented.

                  "Minimum Wire Denomination":  If applicable, with
                   -------------------------
respect to any Series, as defined in the related Series Supplement.

                  "Moody's":  Shall mean Moody's Investors Service Inc.
                   -------
and any successors thereto.

                  "Notional Amount": With respect to any Class of Certificates,
                   ---------------
if applicable, the initial notional amount specified in the related Series Supplement on which distributions of interest may be determined at the applicable Pass-Through Rate, as the same may be adjusted as specified in such Series Supplement.

                  "Officer's Certificate":  A certificate signed by
                   ---------------------
anyone (or, if specified in these Standard Terms or any Series Supplement, more than one) Executive Officer of the Depositor, and delivered to the Trustee.

                  "Opinion of Counsel": A written opinion of counsel, who may,
                   ------------------
except as otherwise expressly provided in this Trust Agreement, be counsel for the Depositor acceptable to the Trustee, except that any opinion of counsel relating to the qualification of any account required to be maintained pursuant to this Trust Agreement as an Eligible Account must be an opinion of counsel who is in fact Independent of the Depositor.

                  "Optional Exchange Date":  With respect to any Series
                   ----------------------
(or Class with such Series), as defined, if applicable, in the related Series Supplement.

                  "Ordinary Expenses":  The Trustee's customary fee for
                   -----------------
its services as Trustee, including but not limited to (i) the costs and expenses of preparing, sending and receiving all reports, statements, notices, returns, filings, solicitation of consent or instructions, or other communications required by this Trust Agreement, (ii) the costs and expenses of holding and making ordinary collection or payments on the assets of the Trust and of determining and making distributions, (iii) the costs and expenses of the Trust's or Trustee's counsel, accountants and other experts for ordinary or routing consultation or advice in connection with the establishment, administration and termination of the Trust, and (iv) any other costs and expenses that are, or reasonably should have been, expected to be incurred in the ordinary course of administration of the Trust.

                  "Outstanding": With respect to Certificates of a specified
                   -----------
Series (or Class within such Series), as of any date of determination, all such Certificates theretofore authenticated and delivered under these Standard Terms and the related Series Supplement except:

                  (i) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate
         Registrar for cancellation; and

                  (ii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Trust Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser in whose hands such Certificates are valid obligations of the Trust;

provided, however, that in determining whether the Holders of the required percentage of the aggregate Voting Rights of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates beneficially owned by the Depositor, the Trustee, or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, and the Voting Rights to which its Holder would otherwise be entitled shall not be taken into account in determining whether the requisite percentage of aggregate Voting Rights necessary to effect any such consent or take any such action has been obtained except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates with respect to which the Depositor has provided the Trustee an Officer's Certificate stating that such Certificates so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not, to the knowledge of the Trustee, the Depositor, or any Affiliate of any thereof. The principal amount or notional amount, as applicable, of a Discount Certificate that shall be deemed to be Outstanding for the determination referred to in the foregoing proviso shall be the Certificate Principal Balance or Certificate Notional Amount, as applicable, with respect thereto as of the date of such determination, and the principal amount or notional amount, as applicable, of a Certificate denominated in a Foreign Currency that shall be deemed to be Outstanding for purposes of the determination referred to in the foregoing provision shall be the amount calculated pursuant to Section 5.11(c).

                  "Participant":  A broker, dealer, bank, other financial
                   -----------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Pass-Through Rate": With respect to any Series (or Class
                   -----------------
within such Series) of Certificates (except certain Discount Certificates and Certificates entitled to nominal or no interest distributions) the annual rate at which interest accrues on the Certificates of such Series (or Class), which may be a fixed rate or a floating rate of interest, determined upon the basis and in the manner specified in the related Series Supplement.

                  "Paying Agent":  As defined in Section 5.13.
                   ------------

                  "Percentage Interest": With respect to a Certificate of any
                   -------------------
Series or Class within a Series, the portion of such Series or Class evidenced by such Certificate, expressed as a percentage, equal to the product of (x) a fraction, the numerator of which is the initial Certificate Principal Balance or Notional Amount, as applicable, represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or Notional Amount, as applicable, of all the Certificates of such Series or Class and (y) 100.

                  "Permitted Investments":  If applicable, with respect
                   ---------------------
to any Series, as defined in the related Series Supplement.

                  "Person": Any individual, corporation, partnership, limited
                   ------
liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Distribution": With respect to any Series (or Class
                   ---------------------
within such Series) of Certificates, the place or places where the principal of (and premium, if any) and interest on the Certificates or such Series (or Class) are distributable as specified in the related Series Supplement.

                  "Predecessor Certificate": With respect to any particular
                   -----------------------
Certificate, every previous Certificate evidencing all or a portion of the same interest as that evidenced by such particular Certificate; and for the purpose of this definition, any Certificate authenticated and delivered under Section
5.05 in lieu of a lost, destroyed or stolen Certificate shall be deemed to evidence the same interest as the lost, destroyed or stolen Certificate.

                  "Prepaid Ordinary Expenses":  Unless otherwise
                   -------------------------
specified in the Series Supplement, the amount (if any) paid by the Depositor to the Trustee on or before the Closing Date to cover Ordinary Expenses, as specified in the related Series Supplement.

                  "Proceeding":  Any suit in equity, action at law or
                   ----------
other judicial or administrative proceeding.

                  "Purchase Price":  If applicable, as specified in the
                   --------------
related Series Supplement.

                  "Rating Agency": With respect to any Series (or Class within
                   -------------
such Series), each nationally recognized rating organization specified in the related Series Supplement that initially rates the Certificates of such Series (or Class).

                  "Rating Agency Condition": With respect to any action or
                   -----------------------
occurrence, unless otherwise specified in the applicable Series Supplement, that each Rating Agency shall have been given 10 days (or such shorter period acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor and the Trustee in writing that such action or occurrence will not result in a reduction or withdrawal of the then current rating of any Certificate of the applicable Series.

                  "Realized Losses": With respect to any defaulted and
                   ---------------
liquidated Underlying Security, the excess, if any, of (x) the principal amount of such Underlying Security plus accrued and unpaid interest thereon, plus expenses incurred by the Trustee in connection with the practices and procedures referred to in Section 3.07(b) to the extent reimbursable under these Standard

Terms and the related Series Supplement, over (y) Liquidation Proceeds with respect thereto.

                  "Record Date":  With respect to any Distribution Date
                   -----------
for any Series (or Class within such Series) of Registered Certificates, the date specified in the related Series Supplement.

                  "Registered Certificate":  Any Certificate registered
                   ----------------------
as to principal, premium, if any, and interest in the Certificate Register.

                  "Registered Holder":  The Person in whose name a
                   -----------------
Registered Certificate is registered in the Certificate Register on the applicable Record Date.

                  "Required Interest": Unless otherwise specified in the related
                   -----------------
Series Supplement, with respect to the Outstanding Certificates of any Series or any Class thereof, the accrued and undistributed interest on the Certificate Principal Balance or Notional Amount of such Outstanding Certificates (or the amount due under any related Coupons), computed at the applicable Pass- Through Rate.

                  "Required Percentage--Amendment": Unless otherwise specified
                   ------------------------------
in the related Series Supplement, if a Rating Agency Condition is specified in the related Series Supplement and such Rating Agency Condition is met, or, if a Rating Agency Condition is not so specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series, and 100% otherwise.

                  "Required Percentage--Definitive Certificates":  Unless
                   --------------------------------------------
otherwise specified in the related Series Supplement, 66 2/3% of the aggregate Voting Rights of Certificates of such Series.

                  "Required Percentage--Direction of Trustee":  Unless
                   -----------------------------------------
otherwise specified in the related Series Supplement, 66 2/3% of the aggregate Voting Rights of Certificates of such Series.

                  "Required Percentage--Remedies":  Unless otherwise
                   -----------------------------
specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

                  "Required Percentage--Removal of Trustee":  Unless
                   ---------------------------------------
otherwise specified in the related Series Supplement, more than 50% of the aggregate Voting Rights of Certificates of such Series.

                  "Required Percentage--Waiver":  Unless otherwise specified in
                   ---------------------------
the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

                  "Required Premium": If applicable, unless otherwise specified
                   ----------------
in the related Series Supplement, with respect to the Certificates of any Series or any Class thereof, an amount equal to the product, as determined on any Distribution Date with respect to such Series and Class, of (i) the Required Principal for such Series and Class and (ii) the Call Premium Percentage for such Series and Class.

                  "Required Principal": As determined for any Distribution Date
                   ------------------
for a given Series (or Class within such Series), unless otherwise specified in the related Series Supplement, the amounts on deposit in the Certificate Account allocable to principal payments on the Underlying Securities (including from Credit Support, if any, and Advances, if any, but excluding amounts in respect of principal payments to the extent that Advances with respect thereto were distributed as Required Principal on a prior Distribution Date) and required to be distributed in respect of the Certificates of such Series (or Class) in accordance with the terms of such Certificates and such related Series Supplement.

                  "Required Rating": With respect to any Series (or Class within
                   ---------------
such Series), the rating category (or categories) specified in the Series Supplement that, as a condition to the issuance of such Series or Class, is (or are) the lowest category (or categories) in which the Certificates of such Series or Class may be categorized by the Rating Agency.

                  "Requisite Reserve Amount": As of any date with respect to any
                   ------------------------
Series (or Class within such Series) of Certificates, the amount, if any, required to be maintained in the Reserve Account, if any, for such Series or Class as specified in or determined pursuant to the related Series Supplement.

                  "Reserve Account":  An Eligible Account, if any,
                   ---------------
created and maintained pursuant to Section 3.06 and specified in the related Series Supplement.

                  "Responsible Officer":  With respect to the Trustee,
                   -------------------
any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's actual knowledge of and familiarity with the particular subject.

                  "Retained Interest": If applicable, with respect to any
                   -----------------
Underlying Security, an ownership interest in and a right to a portion of the payments thereon by the obligor thereof, as specified in the related Series Supplement, held by the Person so specified in such Series Supplement.

                  "Sale Procedures": Unless otherwise specified in the Series
                   ---------------
Supplement, shall mean that, with respect to any sale of one or more Underlying Securities, the Market Agent, on behalf of the Trust, shall sell such Underlying Security or Underlying Securities to the highest bidders among not less than two solicited bidders for such Underlying Securities (one of which bidders may include Lehman Brothers Inc. or any Affiliate thereof; provided, however, that neither Lehman Brothers Inc. nor any of its Affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single Underlying Security, a portion of the Underlying Securities or all of the Underlying Securities being sold or any other basis selected in good faith by the Market Agent.

                  "S&P":  Shall mean Standard & Poor's, a division of The
                   ---
McGraw-Hill Companies, Inc. and any successor thereof.

                  "Series":  A separate series of Certificates issued
                   ------
pursuant to these Standard Terms and a related Series Supplement, which series may be divided into two or more Classes, as provided in such Series Supplement.

                  "Series Supplement":  An agreement incorporating these
                   -----------------
Standard Terms that authorizes the issuance of a particular
Series (and each Class within such Series) of Certificates.

                  "Special Distribution Date":  If applicable, with
                   -------------------------
respect to any Series, as defined in the related Series
Supplement and the related Certificates.

                  "Specified Currency":  As defined in the related Series
                   ------------------
Supplement.

                  "Standard Terms":  As defined in the preliminary
                   --------------
statement to this Agreement.

                  "Sub-Administration Account":  As defined in Section 7.02.
                   --------------------------

                  "Sub-Administration Agreement":  The written contract,
                   ----------------------------
if any, between the Trustee and a Sub-Administrative Agent and any successor Trustee or Sub-Administrative Agent relating to the administration of certain Underlying Securities as provided in Section 7.02.

                  "Sub-Administration Agent":  Any Person with which the
                   ------------------------
Trustee has entered into a Sub-Administration Agreement and which meets the qualifications of a Sub-Administrative Agent pursuant to Section 7.02.

                  "Surety Bond": If so specified in the Series Supplement, with
                   -----------
respect to any Series (or Class within such Series) of Certificates, the surety bond providing for the distribution under certain circumstances specified in such Series Supplement of amounts to the Certificateholders of such Series (or Class), which surety bond will be issued to the Trustee for the benefit of such Certificateholders by the related Credit Support Provider, all as specified in such Series Supplement.

                  "Swap Agreement": If so specified in the Series Supplement,
                   --------------
with respect to any Series, shall mean the ISDA Master Agreement dated as of the Closing Date by and between the Trust and the Swap Counterparty, and the form of Schedule which is attached as an exhibit thereto, as the same may be amended or supplemented by any attached Confirmations from time to time as provided herein and therein.

                  "Swap Counterparty":  If so specified in the Series
                   -----------------
Supplement, with respect to any Series, shall be specified in the Series Supplement.

                  "Swap Distribution Amount": If so specified in the Series
                   ------------------------
Supplement, with respect to any Series, shall mean all amounts then due and owing to the Swap Counterparty pursuant to the Swap Agreement, other than Swap Termination Payments.

                  "Swap Guarantee":  If so specified in the Series
                   --------------
Supplement, with respect to any Series, shall mean, the Guarantee issued by the Swap Guarantor in favor of the Trust substantially in the form attached as an exhibit to the Swap Agreement.

                  "Swap Guarantor":  If so specified in the Series Supplement,
                   --------------
with respect to any Series, shall be specified in the Series Supplement.

                  "Swap Receipt Amount":  If so specified in the Series
                   -------------------
Supplement, with respect to any Series, shall mean all amounts due and owing to the Trust pursuant to the Swap Agreement, other than Swap Termination Payments.

                  "Swap Termination Payment": If so specified in the Series
                   ------------------------
Supplement, with respect to any Series, means the amount payable by the Swap Counterparty to the Trust, or by the Trust to the Swap Counterparty, pursuant to
Section 6(e) of the Swap Agreement.

                  "Trust": With respect to any Series, the segregated asset or
                   -----
pool of assets subject hereto, constituting the trust created hereby and by the related Series Supplement and to be administered hereunder and thereunder, consisting of those Underlying Securities and the Credit Support, if applicable, and all sums distributed in respect thereof that are specified as being part of the Trust for such Series in the related Series Supplement, all for the benefit of the Certificateholders of such Series as of any particular time.

                  "Trust Agreement":  With respect to each Series of
                   ---------------
Certificates, these Standard Terms and all amendments hereof and, unless the context otherwise requires, the related Series Supplement and all amendments thereto.

                  "Trustee": With respect to any Series, the Person so specified
                   -------
in the applicable Series Supplement, until a successor Person shall have become the Trustee pursuant to the applicable provisions of these Standard Terms and the applicable Series Supplement, and thereafter "Trustee" shall mean such successor Person.

                  "Trust Indenture Act":  The Trust Indenture Act of
                   -------------------
1939, as amended, as the same is in force and effect as of the date hereof.

                  "Underlying Security" or "Underlying Securities":  With
                   -------------------      ---------------------
respect to any Series, the asset or assets Granted as part of the Trust for such Series or acquired (or, in the case of an agreement, entered into) by the Trustee for the benefit of the Holders of such Series, and, if and to the extent provided in the applicable Series Supplement, for the benefit of any Credit Support Provider, all as identified in the Schedule I to the related Series Supplement. The Underlying Securities for any such Series or the related Trust shall not constitute Underlying Securities for any other Series or any other Trust.

                  "Underlying Security Interest Payment Date": Shall mean, with
                   -----------------------------------------
respect to an Underlying Security, each date specified in Schedule I to a Series Supplement as a date on which interest is scheduled, as of the Closing Date, to be payable by or on behalf of the Issuer on such Underlying Security in accordance with its terms.

                  "Underlying Security Payment Date": Shall mean a Schedule
                   --------------------------------
Underlying Security Payment Date and any other date on which interest, principal and/or redemption premium is payable on an Underlying Security in accordance with its terms.

                  "Uniform Commercial Code":  The Uniform Commercial Code as in
                   -----------------------
effect in the relevant jurisdiction or, with respect to the State of Louisiana, the equivalent body of statutory and common law.

                  "United States":  The United States of America (including the
                   -------------
States), its territories, its possessions and other areas subject to its jurisdiction.

                  "Voting Rights": With respect to any Series (or Class within
                   -------------
such Series) of Certificates, the portion of the aggregate voting rights of the Certificates of such Series or Class which shall be allocated to any Certificate as specified in the applicable Series Supplement.

                  SECTION 1.02.  Rules of Construction.  Unless the
                                 ---------------------
context otherwise requires:

                         (i) a term has the meaning assigned to it;

                        (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

                       (iii) "or" is not exclusive;

                        (iv) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision:

                         (v) "including" means including without limitation;
         and

                        (vi) words in the singular include the plural and words in the plural include the singular.

                  SECTION 1.03. Compliance Certificates and Opinions; Record
                                --------------------------------------------
Date. (a) Upon any application or request by the Depositor to the Trustee to
----
take any action under any provision of this Trust Agreement other than the initial issuance of the Certificates, the Depositor shall furnish to the Trustee an Officer's Certificate stating that, in the opinion of the signer thereof, all conditions precedent, if any, provided for in this Trust Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Trust Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for this Trust Agreement (other than a certificate provided pursuant to Section 3.10(d)) shall include:

                           (1) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

                   (b) The Depositor may at its option by delivery of an Officer's Certificate to the Trustee set a record date to determine the Holders of any subclass of Certificates entitled to give any consent, request, demand, authorization, direction, notice, waiver or other act. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in such Officer's Certificate, which shall be a date not more than 30 days prior to the first solicitation of Certificateholders in connection therewith. If such a record date is fixed, such consent, request, demand, authorization, direction, notice, waiver or other act may be given before or after such record date, but only the Holders of record of Certificates of the applicable subclass at the close of business on such record date shall be deemed to be Certificateholders of such subclass for the purposes of determining whether Holders of the requisite aggregate principal amount of Outstanding Certificates of such subclass have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other act, and for that purpose the aggregate principal amount of the Outstanding Certificates of such subclass shall be computed as of such record date; provided, however, that no such consent, request, demand, authorization, direction, notice, waiver or other act by the Holders of Certificates of such subclass on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Trust Agreement not later than one year after the record date.


                                   ARTICLE II

                Declaration of Trusts; Issuance of Certificates;
                      Purpose and Classification of Trusts
                      ------------------------------------

                  SECTION 2.01. Creation and Declaration of Trusts: Assignment
                                ----------------------------------------------
of Underlying Securities. (a) The Depositor, concurrently with the execution and
------------------------
delivery hereof, does hereby agree to Grant to the Trustee, on behalf and for the benefit of the Certificateholders of each given Series of Certificates and without recourse, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the Underlying Securities attributable to each such Series (except for the Underlying Securities attributable to such Series which are not Granted by the Depositor, as specified in Schedule II to the applicable Series Supplement), now existing or hereafter acquired, in each case as identified on the applicable
Schedule I, and all other assets included or to be included in the respective Trust for the benefit of the Certificateholders of each such Series. Each such Grant will include all interest, premium (if any) and principal received by or on behalf of the Depositor of, on or with respect to any such Underlying Securities due after the applicable Cut-off Date, and, unless otherwise specified in the Series Supplement, will exclude (i) all interest, premium (if any) and principal of, on or with respect to any such Underlying Securities due on or before the applicable Cut-off Date and (ii) any Retained Interest in any such Underlying Security.

                  (b) In connection with each Grant referred to in the preceding paragraph, the Depositor shall, not later than the applicable Closing Date, either (i) deposit the Underlying Securities for a given Series (except for the Underlying Securities attributable to such Series which are to be acquired from a Person other than the Depositor, as specified on the Underlying Securities Schedule to the applicable Series Supplement) with the Trustee by physical delivery of such Underlying Securities, duly endorsed, to the Trustee or (ii) have delivered such Underlying Securities to a Clearing Agency, in which event
(A) the Trustee has accepted delivery of such Underlying Securities through such Clearing Agency, and (B) the Underlying Securities have been credited to a trust account of the Trustee, or its authorized agent, and the Trustee shall have the right to hold and maintain such Underlying Securities on deposit with such Clearing Agency for all purposes of this Trust Agreement.

                  (c) Unless otherwise specified in the applicable Series Supplement, the Grant of such Underlying Securities by the Depositor for a given Series accomplished hereby and by such Series Supplement is absolute and is intended by the parties hereto as a sale.

                  (d) In the case of each delivery of Underlying Securities to the Trustee, the Depositor shall be deemed thereby to represent and warrant to the Trustee that:

                    (i) the Depositor is duly authorized to so deliver such Underlying Securities;

                   (ii) the Underlying Securities so delivered are genuine;

                  (iii) at the time of delivery of the Underlying Securities, such Underlying Securities are free and clear of any lien, pledge, encumbrance, right, charge, claim or other security interest; and

                   (iv) such delivery is irrevocable and free of any continuing claim by the Depositor except such as the Depositor may have as a Certificateholder of a Certificate;

                  The above representations and warranties shall survive the delivery of such Underlying Securities and the Certificates in respect thereof. The Depositor shall further be deemed by such delivery to have made the representations that, to the best of its knowledge, as of the Closing Date, no default or event of default with respect to the Underlying Securities has occurred and is continuing.

                  (e) Unless otherwise specified in the related Series Supplement, it is the intention of all of the parties hereto that the transfer of the Trust property hereunder and under any Series Supplement shall constitute a sale and the Trust created hereunder and thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation
Section 301.7701-4, and all parties hereto and thereto agree to treat the Trust, any distributions therefrom and the beneficial interest in the Certificates consistently with such characterization. The provisions of this Trust Agreement shall be interpreted consistently with such characterization.

                  (f) Unless otherwise specified in the related Series Supplement, any Trust created hereunder shall not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Trust property and the issuance of the Certificates, and other than those required or authorized by this Trust Agreement or incidental to and necessary to accomplish such activities. Any Trust created hereunder shall not issue or sell any certificates or other obligations other than the Certificates or otherwise incur, assume or guarantee any indebtedness for money borrowed.

                  SECTION 2.02. Acceptance by Trustee. With respect to each
                                ---------------------
Series, the Trustee will acknowledge receipt by it, or by a custodian on its behalf, of the related Underlying Securities and the related documents referred to in Section 2.01, now existing or hereafter acquired, and declares that it will hold such Underlying Securities and documents and all other documents delivered to it pursuant to this Trust Agreement, and that it will hold all such assets and such other assets (including Underlying Securities acquired from a Person other than the Depositor) comprising the Trust for a given Series of Certificates, in trust for the exclusive use and benefit of all present and future Certificateholders of such Series and for the purposes and subject to the terms and conditions set forth in this Trust Agreement.

                  SECTION 2.03. Representations and Warranties of the Depositor.
                                -----------------------------------------------
  The Depositor hereby represents and warrants to the

Trustee that as of the Closing Date or as of such other date specifically provided herein or in the applicable Series Supplement:

              (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

             (ii) with respect to each Series Supplement, to the Depositor's knowledge, the information set forth in Schedule I attached thereto with respect to each Underlying Security is true and correct in all material respects at the date or dates, respecting which, such information is furnished;

            (iii) the execution and delivery of this Trust Agreement by the Depositor and its performance of and compliance with the terms of this Trust Agreement will not violate the Depositor's articles of incorporation or By-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

             (iv) the Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Trust Agreement, has duly authorized the execution, delivery and performance of this Trust Agreement and has duly executed and delivered this Trust Agreement. This Trust Agreement, upon its execution and delivery by the Depositor and assuming due authorization, execution and delivery by the Trustee, will constitute a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered a proceeding in equity or at law); and

             (v) any additional representations and warranties, if any, that may be specified in the applicable Series Supplement.

                  It is understood and agreed that the representations and warranties of the Depositor set forth in this Section 2.03 shall survive delivery of the respective documents to the Trustee and shall inure to the benefit of the Trustee on behalf of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other party.

                  SECTION 2.04. Breach of Representation, Warranty or Covenant.
                                ----------------------------------------------
Within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of a breach of any representation or warranty of the Depositor set forth in Section 2.03 that materially and adversely affects the interests of the Certificateholders of a given Series of Certificates, the Depositor shall cure such breach in all material respects.

                  SECTION 2.05. Agreement to Authenticate and Deliver
                                -------------------------------------
Certificates. With respect to each Series of Certificates and the related Trust,
------------
the Trustee hereby agrees and acknowledges that it will, concurrently with the Grant to and receipt by it of the related Underlying Securities and delivery to it by the Depositor of executed Certificates and Coupons, if any, of such Series, cause to be authenticated and delivered to or upon the written order of the Depositor, in exchange for the Underlying Securities and such other assets constituting the Trust for a given Series, Certificates duly authenticated by or on behalf of the Trustee in authorized denominations evidencing ownership of the entire Trust for such Series, all in accordance with the terms and subject to the conditions of Sections 5.02 and 5.14.


                                   ARTICLE III

                          Administration of each Trust
                          ----------------------------

                  SECTION 3.01.  Administration of each Trust.  (a)  The
                                 ----------------------------
Trustee shall administer the Underlying Securities for each given Trust for the benefit of the Certificateholders of the related Series. In engaging in such activities, the Trustee shall follow or cause to be followed collection procedures in accordance with the terms of these Standard Terms and the applicable Series Supplement, the respective Underlying Securities and any applicable Credit Support Instruments. With respect to each Trust, and subject only to the above-described standards and the terms of these Standard Terms, the related Series Supplement and the respective Underlying Securities and applicable Credit

Support Instruments, if any, the Trustee shall have full power and authority, acting alone or through Sub-Administrative Agents as provided in Section 7.02, to do or cause to be done any and all things in connection with such administration which it deems necessary to comply with the terms of these Standard Terms and the applicable Series Supplement.

                  (b) The duties of the Trustee shall be performed in accordance with applicable local, State and Federal law, and the Trustee shall make any and all filings, reports, notices or applications with, and seek any comments and authorizations from, the Commission and any State securities authority on behalf of the Trust for each Series.

                  SECTION 3.02. Collection of Certain Underlying Security
                                -----------------------------------------
Payments. With respect to any Series or Class of Certificates, the Trustee shall
--------
make reasonable efforts to collect all payments required to be made pursuant to the terms of the Underlying Securities in a manner consistent with the terms of this Trust Agreement, such Underlying Securities and any related Credit Support Instruments.

                  SECTION 3.03. Certificate Account. (a) For each Series of
                                -------------------
Certificates, the Trustee shall establish and maintain one or more Eligible Accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders of such Series. The Trustee on behalf of such Certificateholders shall possess all right, title and interest in all funds on deposit from time to time in each Certificate Account and in all proceeds thereof. With respect to each Series of Certificates, the Certificate Account shall be under the sole dominion and control of the Trustee for the benefit of the related Certificateholders. With respect to each Series of Certificates, not later than the close of business on the Business Day on which the Trustee receives such amounts in the form of immediately available funds (so long as such funds are received by the Trustee by 3:00 p.m. New York City time, and on the next Business Day otherwise), the Trustee shall deposit or cause to be deposited in the Certificate Account all amounts received by it with respect to the Underlying Securities, any Credit Support and all Liquidation Proceeds related to such Series including:

                         (i) all payments on account of principal of such Underlying Securities;

                        (ii) all payments on account of interest on such Underlying Securities;

                       (iii) all payments on account of premium (if any) on such Underlying Securities;

                        (iv) any payments in respect of any such Credit
         Support;

                         (v) any Advances made as required pursuant to Section 4.04; and

                        (vi) any interest or investment income earned on funds deposited in the related Accounts.

                  Unless otherwise specified in the applicable Series Supplement, it is understood and agreed that payments in the nature of prepayment or redemption penalties, late payment charges, default interest or reinvestment income which may be received by the Trustee shall be deposited by the Trustee in the Certificate Account and shall not be retained by the Trustee for its own account.

                  If, at any time, the Certificate Account for any Series ceases to be an Eligible Account, the Trustee shall within 5 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is met) establish a new Certificate Account meeting the conditions specified above and the Trustee shall within five Business Days transfer any cash and any investments on deposit in the Certificate Account to such new Certificate Account, and from the date such new Certificate Account is established, it shall be the Certificate Account for such Series.

                  (b) The Trustee shall give notice to the Depositor and the Rating Agency of the location of each Eligible Account constituting the Certificate Account and prior to any change thereof.

                  SECTION 3.04. Liquidation of the Underlying Securities. If
                                ----------------------------------------
specified in the applicable Series Supplement, upon the occurrences of specified events, the Trustee shall direct the Market Agent to sell the Underlying Securities in compliance with the Sale Procedures and to deposit the Liquidation Proceeds therefrom into the Certificate Account pursuant to Section 3.03(a) hereof.

                  SECTION 3.05. Investment of Funds in the Accounts. The Trustee
                                -----------------------------------
on behalf of the Trust, may direct any depository institution maintaining the Certificate Account or the Reserve Account, if any, for the applicable Series and any other segregated Eligible Account the contents of which are held for the benefit of Certificateholders of such Series (each, an "Account") to invest the funds therein at the specific written direction of the Depositor in one or more Eligible Investments bearing interest or sold at a discount, which shall be held to maturity unless payable on demand and which funds shall not be reinvested upon the maturity or demand for payment of such Eligible Investment. If the Depositor does not provide any investment directions, funds held in any Account will be invested in the Eligible Investments specified in clause (ii) of the definition thereof. Investments of such funds shall be invested in Eligible Investments that will mature so that such funds will be available for distribution on the next Distribution Date. Except as otherwise provided in the applicable Series Supplement, any earnings with respect to such Permitted Investments shall be paid to the Certificateholders (and, if applicable, the Retained Interest holder) pro rata in proportion to their interest in the invested funds. In the event amounts on deposit in an Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand same day payment of all amounts due thereunder upon a determination by the Trustee that such Eligible Investment would not constitute an Eligible Investment in respect at funds thereafter on deposit in any Account.

                  SECTION 3.06.  Maintenance of Credit Support.  (a)  On
                                 -----------------------------
the applicable Closing Date, the Trustee at the written direction of the Depositor or, if so specified in the applicable Series Supplement, the Depositor shall, to the extent specified in the applicable Series Supplement, establish and maintain, or enter into, as applicable, in the name of the Trustee, either as a part of the related Trust or outside it, for the benefit of the Certificateholders of the related Series, the Credit Support specified in the applicable Series Supplement. To the extent specified in the applicable Series Supplement, the Depositor will make or cause to be made any initial deposit to the Certificate Account or any Reserve Account for the related Series as of the Closing Date. Unless the Series Supplement for a given Series provides otherwise, if a Reserve Account exists for such Series, collections with respect to the Underlying Securities for such Series not distributed to the Certificateholders of such Series shall be deposited in the Reserve Account. The Reserve Account, if any, shall be an asset of the Depositor (and the income earned on any amounts held in the Reserve Account shall be allocable to the Depositor, who agrees to include any such income in its gross income for all federal, state and local income and franchise tax purposes) and will not be a part of or otherwise be includible in the Trust but will be held for the benefit of the Certificateholders.

                  (b) Amounts on deposit in the Reserve Account and amounts available pursuant to any other Credit Support for such Series shall be applied by the Trustee to make distributions of principal of and premium (if any) and interest on the Certificates of such Series as required pursuant to Section 4.01 and the applicable Series Supplement to the extent that funds are not otherwise available for such purpose. If specified in such Series Supplement, immediately after each Distribution Date, amounts on deposit in the Reserve Account for such Series in excess of a specified amount shall be paid to the Person so specified in such Series Supplement.

                  SECTION 3.07. Realization Upon Defaulted Underlying
                                -------------------------------------
Securities. (a) The Trustee, on behalf of the Certificateholders, shall assert
----------
claims under each applicable Credit Support Instrument, and shall take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to any defaulted Underlying Securities, subject in all cases to the provisions of Article VII hereof.

                  (b) Unless otherwise provided in the related Series Supplement, if the Trustee, is unable to obtain full recovery in respect of a defaulted Underlying Security and any related Credit Support Instrument pursuant to Section 3.07(a), the Trustee shall follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon such defaulted Underlying Security and such Credit Support Instrument, subject in all cases to the provisions of Article VII hereof.

                  (c) If the Liquidation Proceeds of a defaulted Underlying Security are less than the sum of (i) the outstanding principal balance of the defaulted Underlying Security, (ii) interest accrued but unpaid thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Trustee in connection with the practices and procedures referred to in paragraph (b) of this Section 3.07 to the extent reimbursable under these Standard Terms and the related Series Supplement, the Trust for the applicable Series shall recognize a Realized Loss equal to the amount of such difference. Any such reimbursed Realized Loss shall be allocated pursuant to Section 4.05 among the Certificateholders of such Series in the manner and priority set forth in the related Series Supplement.

                  (d) With respect to any Underlying Securities, if specified in a related Series Supplement, if any related document or instrument is found to be missing or defective in any material respect, the Trustee shall immediately notify the Depositor and the Underlying Securities Issuer who sold the applicable Underlying Securities to the Depositor. If and to the extent specified in the related Series Supplement, if the Underlying Securities Issuer cannot cure such omission or defect within 60 days after receipt of such notice, the Underlying Securities Issuer will be obligated, within 90 days of receipt of such notice, to repurchase the related Underlying Securities from the Trustee at the Purchase Price or provide a substitute for such Underlying Securities. Neither the Trustee nor the Depositor shall be obligated to repurchase or provide a substitute for such Underlying Securities if the Underlying Securities Issuer defaults on its obligations. Unless otherwise specified in the related Series Supplement, if applicable, the Underlying Securities Issuer's repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, or failure to provide, a constituent document.

                  SECTION 3.08. Retained Interest. The Retained Interest, if
                                -----------------
any, in any Underlying Security shall initially be held by the Person so specified in the related Series Supplement as and to the extent specified therein. With respect to each Underlying Security, unless otherwise specified in the related Series Supplement, the Retained Interest shall be deducted by the Trustee from applicable collections in respect of such Underlying Security. Unless otherwise provided in the applicable Series Supplement, collections in respect of Retained Interest shall not be deposited in the Certificate Account for the applicable Series and shall not constitute a part of the Trust for such Series, but shall instead be distributed to the holder of such Retained Interest; provided, however, that the Series Supplement for any Series with respect to which there is a Retained Interest may provide that, notwithstanding the terms contained herein, commingled amounts received in respect of assets inclusive of Underlying Securities and Retained Interest may initially be deposited in a separate and discrete account established by the Trustee and such Series Supplement may provide for additional terms relating thereto. Unless otherwise provided in the applicable Series Supplement, after deduction of all applicable fees as provided for in this Trust Agreement, on each Distribution Date the Trustee shall allocate on a pari passu basis any partial recovery on an Underlying Security between (a) the Retained Interest, if any, and (b) distributions to Certificateholders of the applicable Series.

                  SECTION 3.09.  Access to Certain Documentation.  The
                                 -------------------------------
Trustee shall provide to any Federal, State or local regulatory authority that may exercise authority over any Certificateholder access to the documentation regarding the Underlying Securities required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Trustee designated by it. In addition, access to the documentation regarding the Underlying Securities related to a given Series (or Class within such Series) will be provided to any Certificateholder of such Series (or Class) upon reasonable request during normal business hours at the offices of the Trustee designated by it at the expense of the Certificateholder requesting such access.

                  SECTION 3.10.  Reports by the Depositor.  The Depositor
                                 ------------------------
shall:

                  (a) file with the Trustee, within 30 days after the Depositor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Depositor is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Depositor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Depositor with the conditions and covenants provided for in this Trust Agreement, as may be required by such rules and regulations, certificates or opinions of independent accountants, conforming to the requirements of Section 314(e) of the Trust Indenture Act;

                  (c) transmit to all Certificateholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this
         Section 3.10 as may be required by rules and regulations prescribed by the Commission; and

                  (d) furnish to the Trustee, not less often than annually, a certificate from the principal executive, financial or accounting officer of the Depositor as to his or her knowledge of the Depositor's compliance with all conditions and covenants under this Trust Agreement. For purposes of this paragraph (d) such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Trust Agreement.

Any reports, statements, documents or other information required to be furnished by the Depositor to the Trustee pursuant to these Standard Terms or any Series Supplement shall be deemed to have been delivered to the Trustee if the Trustee is in possession of such reports, statements, documents or other information at the time they are to be furnished pursuant to these Standard Terms or any Series Supplement.

                  SECTION 3.11. Charges and Expenses. Except as otherwise
                                --------------------
provided in this Trust Agreement or the related Series Supplement, no amounts in the nature of fees or charges shall be payable by or withheld from the Trust, the Depositor or any other person. There shall be no recourse or claim against the Trust or the property of the Trust for all or any part of any fees or charges payable to any person.

                                   ARTICLE IV

                  Distributions and Reports to Certificateholders
                  -----------------------------------------------

                  SECTION 4.01.  Distributions.  (a) On each Distribution
                                 -------------
Date for a given Series of Certificates, the Trustee shall apply Available Funds in the Certificate Account for such Series in the manner and priority set forth in the Series Supplement for such Series. In any event, however, any amounts collected during any period shall be distributed to the Certificateholders no later than the Distribution Date immediately following the receipt thereof.

                  (b) All distributions on the Certificates shall be payable only from Available Funds, and no provision of this Trust Agreement shall be deemed to create any obligation on the part of the Trustee or the Depositor to make any distribution from any other source.

                  SECTION 4.02. Distributions on Certificates. (a) Distributions
                                -----------------------------
on any Registered Certificate that are payable and are punctually paid or duly provided for on any Distribution Date shall be distributed to the Person in whose name such Registered Certificate (or one or more Predecessor Certificates) is registered at the close of business on the related Record Date notwithstanding the cancellation of such Registered Certificate upon any transfer or exchange subsequent to such related Record Date.

                  The distribution of interest and principal on Registered Certificates shall be made:

                            (i) if the Certificateholder is a Depository, to the
                  Depository, which shall credit the relevant Participant's account at such Depository in accordance with the policies and procedure of the Depository, or

                           (ii) if the Certificateholder is not a Depository, at
                  the Corporate Trust Office (except as otherwise specified in the related Series Supplement) or, at the option of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Certificate Register or, if provided in the related Series Supplement and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder. Notwithstanding the foregoing paragraph, with respect to a Certificateholder of Certificates not held in a Depository and having at least the Minimum Wire Denomination, such payment shall be made by wire transfer of immediately available funds to the account designated by such Certificateholder in a written request received by the Trustee not later than 10 days prior to such Distribution Date; provided, however, that if a wire transfer cannot be made for any reason, payment shall be made by check. The Trustee shall not be required to send federal funds wires until any corresponding payments which were not same day funds when received by it have become same day funds.

                  In case a Coupon Certificate of any Series (or Class within such Series) is surrendered in exchange for a Registered Certificate of such Series or Class after the close of business (at an office or agency in a Place of Distribution for such Series or Class) on any Record Date and before the opening of business (at such office or agency) on the next succeeding Distribution Date, such Coupon Certificate shall be surrendered without the Coupon relating to such Distribution Date and interest will not be payable on such Distribution Date in respect of the Registered Certificate issued in exchange for such Coupon Certificate, but will be distributable only to the Holder of such Coupon when due in accordance with the provisions of this Trust Agreement.

                  (b) Interest on any Coupon Certificate that is distributable and is punctually distributed or duly provided for on any Distribution Date shall be distributed to the Holder of the Coupon that has matured on such Distribution Date upon surrender of such Coupon on such Distribution Date at the principal London office of the Trustee or at such other Place of Distribution outside the United States specified in the related Series Supplement.

                  Interest on any Bearer Certificate (other than a Coupon Certificate) that is distributable and is punctually distributed or duly provided for on any Distribution Date shall be distributed to the Holder of the Bearer Certificate upon presentation of such Bearer Certificate and notation thereon on such Distribution Date at the principal London office of the Trustee or at such other Place of Distribution outside the United States specified in the related Series Supplement.

                  Unless otherwise specified in the related Series Supplement, at the direction of the holder of any Bearer Certificate or Coupon Certificate payable in Dollars, and subject to applicable laws and regulations, distributions in respect of such Bearer Certificate or Coupon will be made by check drawn on a bank in The City of New York or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to a Dollar account maintained by such Holder with a bank outside the United States. If such distribution at the offices of the Trustee or all Paying Agents, if any, outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full distribution or receipt of such amounts in Dollars, the Depositor will appoint an office or agent in the United States at which such distribution may be made. Unless otherwise specified in the related Series Supplement, at the direction of the Holder of any Bearer Certificate or Coupon payable in a Foreign Currency, distributions on such Bearer Certificate or Coupon will be made by a check drawn on a bank outside the United States or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no distribution on any Bearer Certificate or Coupon will be made by mail to an address in the United States or by transfer to an account maintained by the Holder thereof in the United States.

                  (c) Subject to the foregoing provisions of this Section 4.02, each Certificate delivered under this Trust Agreement upon transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to interest accrued and undistributed, and to accrue, that were carried by such other Certificate.

                  (d) All computations of interest due with respect to any Certificate of any Series or Class within such Series shall be made as specified in the Series Supplement applicable to that particular Series or Class of Certificates.

                  (e) With respect to any computations or calculations to be made under these Standard Terms, the applicable Series Supplement and the Certificates, except as otherwise provided, (i) all percentages resulting from any calculation of accrued interest will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and (ii) all currency amounts will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

                  (f) Unless specified otherwise in a Series Supplement, the final distribution of principal and/or premium shall be made upon presentation and surrender of such Certificates at the Corporate Trust Office.

                  SECTION 4.03. Reports to Certificateholders. Unless otherwise
                                -----------------------------
specified in the applicable Series Supplement, on the next Business Day following each such Distribution Date the Trustee shall forward or cause to be forwarded to the Depositor, each Certificateholder of such Series, to each Rating Agency rating such Series and such other Persons as may be specified in such Series Supplement, a statement setting forth:

                         (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Underlying Securities and the Swap Receipt Amount, if any;

                        (ii) the Swap Distribution Amount, if any, for such date;

                       (iii) the amount of the distribution on such Distribution Date to Certificateholders of each Class of such Series allocable to principal of and premium, if any, and interest on the Certificates of each such Class; and the amount of aggregate unpaid interest accrued as of such Distribution Date;

                        (iv) in the case of each Class of Floating Rate Certificates of such Series, the respective Floating Pass- Through Rate applicable to each such Class on such Distribution Date, as calculated in accordance with the method specified in such Certificates and the related Series Supplement;

                         (v) the amount of compensation received by the Trustee for the period relating to such Distribution Date, and such other customary information as the Trustee deems necessary or desirable, (or that any such Certificateholder reasonably requests,) to enable such Certificateholders to prepare their tax returns;

                        (vi) if the Series Supplement provides for Advances, the aggregate amount of Advances, if any, included in such distribution, and the aggregate amount of unreimbursed Advances, if any, at the close of business on such Distribution Date;

                       (vii) the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series, the current rating assigned by the Rating Agency thereon and the current interest rate or rates thereon at the close of business on such Distribution Date;

                      (viii) the aggregate Certificate Principal Balance (or Notional Amount, if applicable) of each Class of such series at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance (or Notional Amount) due to the allocation of any Realized Losses on such Distribution Date or otherwise;

                        (ix) as to any Series (or any Class within such Series) for which Credit Support has been obtained, the amount or notional amount of coverage of each element of Credit Support (and rating, if any, thereof) included therein as of the close of business on such Distribution Date.

In the case of information furnished pursuant to subclauses (iii) and (v) above, the amounts shall be expressed as a dollar amount (or the equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during each such calendar year was a Certificateholder a statement containing the information set forth in subclauses (iii) and (v) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as are from time to time in effect. The Trustee shall supply to Certificateholders who so request all materials received by the Trustee from the Underlying Securities Issuer.

                  SECTION 4.04. Advances. (a) Unless otherwise specified in the
                                --------
applicable Series Supplement, the Trustee shall have no obligation to make Advances (as defined below) with respect to the Underlying Securities or in favor of the Holders of any Series (or Class within such Series) of Certificates.

                  (b) However, as and to the extent provided in the Series Supplement for a given Series, and subject to the terms of paragraphs (b) and
(c) of this Section 4.04, on or prior to each Distribution Date, the Trustee shall advance or cause to be advanced in immediately available funds for deposit in the Certificate Account for such Series an advance (each, an "Advance") in an amount equal, unless otherwise specified in the related Series Supplement, to the aggregate of distributions of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) due on the Underlying Securities for such Series (or Class) during the related Collection Period, to the extent remaining unpaid at the time of such Advance. In satisfaction of its obligation to make such Advances, the Trustee shall make such Advances from its own funds. The Trustee may recover Advances from late collections received by the Trustee on the applicable Underlying Securities, proceeds from any applicable Credit Support, if any, and Liquidation Proceeds with respect to the Underlying Securities for such Series or Class, as specified in the related Series Supplement, as to which any such unreimbursed Advance was made.

                  (c) Notwithstanding any provision herein to the contrary, no Advance shall be required to be made hereunder if the Trustee reasonably believes that it will be unable to recover such Advance from related late collections, Credit Support proceeds, if any, or Liquidation Proceeds with respect to the applicable Underlying Securities. It is further understood and agreed that the Trustee shall not be obligated to make any Advances in respect of reductions in the amount of collections on the Underlying Securities due to bankruptcy proceedings with respect to the Underlying Securities or the obligors thereof.

                  (d) Notwithstanding any provision herein to the contrary, unless otherwise provided in the Series Supplement for a given Series, any Advances made in respect of any Underlying Securities related to such Series (or Class within such Series) that are subsequently deemed by the Trustee to be nonrecoverable from related late collections, Credit Support proceeds, if any, or Liquidation Proceeds may be reimbursed to the Trustee through the application of amounts on deposit in the Certificate Amount for such series allocable to any of such Underlying Securities prior to the distributions of interest, premium (if any) and principal with respect to the Certificates of such Series or Class.

                  SECTION 4.05. Allocation of Realized Losses and Trust
                                ---------------------------------------
Expenses. With respect to any Series of Certificates, the manner and priority of
--------
the allocation of Realized Losses, Administrative Fees, Eligible Expenses, Allowable Expense Amounts and Extraordinary Trust Expenses, if any, on any Distribution Date among the Classes, if any, of such Series shall be as set forth in the related Series Supplement.

                  SECTION 4.06. Compliance with Withholding Requirements. (a)
                                ----------------------------------------
Notwithstanding any other provision of this Trust Agreement to the contrary, the Trustee shall comply with all Federal withholding requirements respecting distributions to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding.

                  (b) Each Certificateholder will provide the Trustee (and, so long as the Certificates are held at a Depository in the form of Global Securities, each Beneficial Owner of the Certificates will provide such Depository and the Trustee) with evidence that there should not be any withholding tax assessed for Federal income tax purposes in respect of distributions to such Certificateholder, such evidence to take the form of a statement, on a duly executed and up-to-date Internal Revenue Service Form W-8 (or successor form), Form W-9 (or successor form), or Form 4224 (or successor form), as applicable, that identifies the Beneficial Owner of the Certificate; provided, however, that for so long as the Certificates are held at a Depository in the form of Global Securities, the Certificateholder shall have no obligation to provide the Trustee with any such evidence except to the extent it has received such evidence from Beneficial Owners of the Certificates. The Trustee shall not be required to accept any such Internal Revenue Service forms if it believes that they are not accurate (but the Trustee shall not be required to make any independent investigation to determine their accuracy).

                  (c) If any tax or other governmental charge shall become payable by or on behalf of the Trustee, including any tax or governmental charge required to be withheld from any payment by the Trustee under the provisions of any applicable law or regulation with respect to any Underlying Securities or the Certificates, such tax or governmental charge shall be payable by the Certificateholder and may be withheld by the Trustee. The consent of Certificateholder shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount distributions or Advances thereof to any Certificateholder pursuant to Federal withholding requirements, the Trustee shall indicate in the statement required pursuant to Section 4.03 the amount so withheld.

                  (d) The Depositor and the Trustee shall have the right to refuse the surrender, registration of transfer or exchange of any Certificate with respect to which such tax or other governmental charge shall be payable until such payment shall have been made by the Certificateholder.

                  SECTION 4.07. Optional Exchange. (a) The terms and conditions,
                                -----------------
if any, upon which Certificates of any Series (or Class within such Series) may be exchanged for a pro rata portion of the Underlying Securities of the related Trust will be specified in the related Series Supplement; provided, however, that any right of exchange shall be exercisable only to the extent that the Depositor provides upon the Trustee's request an opinion of Counsel that (i) such exchange would not be inconsistent with the Depositor's and the Trustee's continued satisfaction of the applicable requirements for exemption under

Rule 3a-7 (or other applicable rule or exemption) under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder and (ii) such exchange would not affect the characterization of the Trust as a "grantor trust" for federal income tax purposes. Such terms may relate to, but are not limited to, the following:

                  (1) a requirement that the exchanging Holder tender to the Trustee Certificates of each Class within such Series;

                  (2) a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to Certificates being tendered for exchange by a single Holder:

                  (3) a requirement that the Certificate Principal Balance or National Amount, as applicable, of each certificate tendered for exchange be an integral multiple of an amount specified in such Series Supplement;

                  (4) specified dates during which a Holder may effect such an exchange (each, an Optional Exchange Date);

                  (5) limitations on the right of an exchanging Holder to receive any benefit upon exchange from any Credit Support or Underlying Securities which are not debt Securities; and

                  (6) adjustments to the value of the proceeds of any exchange based upon required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

                  (b) Unless otherwise provided in the applicable Series Supplement, no Certificate may be exchanged pursuant to the preceding paragraph unless the Trustee has received at least 30 days but not more than 45 days prior to an Optional Exchange Date in accordance with delivery instructions specified in the applicable Series Supplement (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depository (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Holder of such Registered Certificate, the Certificate Principal Balance or Notional Amount of such Registered Certificate to be exchanged and the Certificate number or a description of the tenor and the terms of such Registered Certificate, a statement that the option to elect exchange is being exercised thereby and an assurance that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date at such telegram, telex, facsimile transmission or letter, and such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the Holder thereof for exchange shall be irrevocable. Unless otherwise provided in the applicable Series Supplement, the exchange option may be exercised pursuant to this Section by the Holder of a Certificate for less than the Certificate Principal Balance or Notional Amount of such Certificate as long as the Certificate Principal Balance or National Amount remaining Outstanding after such exchange is an authorized denomination and all other exchange requirements set forth in the related Series Supplement are satisfied upon such partial exchange such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance or Notional Amount thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the Holder of such exchanged Certificate).

                  (c) Upon the completion of any such optional exchange, the Trustee shall give prompt written notice thereof to each Rating Agency.


                                    ARTICLE V

                                The Certificates
                                ----------------

                  SECTION 5.01. The Certificates. (a) The Certificates of any
                                ----------------
Series (or Class within such Series) may be issued in (x) fully registered form as Registered Certificates or (y) bearer form with or without Coupons as Bearer Certificates, and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Series Supplement.

                  The Certificates may be issued in one or more Series, each of which Series may, subject to the provisions of the Code and the intended status of each Series Trust to constitute a fixed investment trust for federal income tax purposes, be issued in one or more Classes, with such further particular designation added or incorporated in such title for the Certificates of any particular Series or Class within such Series as the Depositor may determine. Each Certificate and Coupon shall bear upon its face the designation so selected for the Series and Class to which it belongs. All Certificates and all Coupons of the same Series and Class shall be identical in all respects except for the denominations thereof. All Certificates of all Classes within any one Series at any time Outstanding shall be identical except for differences among the Certificates of the different Classes within such Series specified in the applicable Series Supplement. Except as otherwise provided in a Series Supplement, all Certificates of a particular Series (and all Classes within such Series) issued under this Trust Agreement shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Trust Agreement.

                  (b) Each Series (and all Classes within such Series) of Certificates shall be created by a Series Supplement authorized by the Depositor and establishing the terms and provisions of such Series. The several Series may, subject to the provisions of the Code and the intended status of each Trust to constitute a fixed investment trust for federal income tax purposes, differ as between Series and any given Class may vary as between the other Classes within any given Series.

                  SECTION 5.02. Execution, Authentication and Delivery.
                                --------------------------------------
(a) The Certificates and the Coupons, if any, shall be executed by the Depositor by its President, its Treasurer, or one of its Vice Presidents, under its corporate seal, which may be in facsimile form and imprinted or otherwise reproduced thereon and shall be attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile. Certificates and Coupons bearing the manual or facsimile signature of individual who were at any time the proper officers of the Depositor shall be binding, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or Coupons or did not hold such offices at the date of such Certificates and Coupons. Notwithstanding anything in this Agreement to the contrary, the Trustee, upon written direction by the Depositor, will, with respect to any Series, execute any related Certificates.

                  (b) Each Certificate shall be dated as of the later of the date specified in the related Series Supplement and the date of its authentication.

                  (c) No Certificate or Coupon appertaining thereto shall be entitled to any benefit under this Trust Agreement or be valid or obligatory for any purpose, unless there appears on such

Certificate a certificate of authentication substantially in one of the forms provided for herein or in the form of Certificate attached to the related Series Supplement executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate (and any Coupons appertaining thereto) has been duly authenticated and delivered hereunder and is entitled to the benefits of this Trust Agreement. Except as permitted by Section 5.04, 5.05 or 5.06, the Trustee shall not authenticate and deliver any Bearer Certificate unless all appurtenant Coupons then matured have been detached and cancelled.

                  SECTION 5.03. Temporary Certificates. Pending the preparation
                                ----------------------
of Definitive Certificates of any Series (or Class within each such Series), the Depositor may execute, and upon receipt of a Depositor Order, the Trustee shall authenticate and deliver temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as may be authorized by such Depositor Order. Any such temporary Certificate may be in global form, representing all or a portion of the Outstanding Certificates of such Series or Class. Every such temporary Certificate shall be executed by the Depositor and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Certificate or Definitive Certificates in lieu of which is issued.

                  If temporary Certificates of any Series (or Class within such Series) are issued, the Depositor will cause Definitive Certificates of such Series or Class to be prepared without unreasonable delay. Except as otherwise specified in the applicable Series Supplement with respect to a Series (or Class within such Series) of Certificates issuable as Bearer Certificates or as one or more Global Securities representing individual Bearer Certificates of such Series or Class, (a) after the preparation of Definitive Certificates of such Series or Class, the temporary Certificates of such Series or Class shall be exchangeable for Definitive Certificates of such Series or Class upon surrender of the temporary Certificates of such Series or Class at the office of the Trustee in a Place of Distribution for such Series or Class, without charge to the Holder, except as provided in Section 5.04 in connection with a transfer and except that a Person receiving definitive Bearer Certificates shall bear the cost of insurance, postage, transportation and the like unless otherwise specified in the applicable Series Supplement, and (b) upon surrender for cancellation of any one or more temporary Certificates of any Series or Class within such Series (accompanied by any unmatured Coupons appertaining thereto), the Depositor shall execute and the Trustees shall authenticate and deliver in exchange therefore Definitive Certificates with a like Certificate Principal Balance or Notional Amount, as applicable, of the same Series (or Class within such Series) of authorized denominations and of like tenor; provided, however, that no definitive Bearer Certificate shall be delivered in exchange for a temporary Registered Certificate; and provided, further, that delivery of a Global Security representing individual Bearer Certificates or a Bearer Certificate shall occur only outside the United States. Until so exchanged, temporary Certificates of any Series (or Class within such Series) shall in all respects be entitled to the same benefits under this Trust Agreement as Definitive Certificates of such Series or Class, except as otherwise specified in the applicable Series Supplement with respect to the payment of interest on Global Securities in temporary form.

                  Unless otherwise specified in the related Series Supplement, the Depositor will execute and deliver individual Bearer Certificates in exchange for beneficial interests in the definitive Global Security and each Bearer Certificate to the Trustee's principal office in London or to an authorized agent at such other place outside the United States specified in the related Series Supplement.

                  Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Definitive Certificates represented thereby pursuant to this Section 5.03 or Section 5.04, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the aggregate Certificate Principal Balance or Notional Amount, as applicable, evidenced thereby, whereupon the aggregate Certificate Principal Balance or Notional Amount, as applicable, of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

                  SECTION 5.04. Registration; Registration of Transfer and
                                ------------------------------------------
Exchange. (a) The Trustee shall cause to be kept a register for each Series of
--------
Registered Certificates (the registers maintained in such office and in any other office or agency of the Trustee in a Place of Distribution being herein sometimes collectively referred to as the "Certificate Register") in which a transfer agent and registrar (which may be the Trustee) (the "Certificate Registrar") shall provide for the registration of Registered Certificates and the registration of transfers and exchanges of Registered Certificates. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Registered Certificates and transfers and exchanges of Registered Certificates as herein provided; provided, however, that the Trustee may appoint one or more co-Certificate Registrars. Upon any resignation of any Certificate Registrar, the Depositor shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Certificate Registrar.

                  If a Person other than the Trustee is appointed by the Depositor as Certificate Registrar, the Depositor will give the Trustee prompt written notice of the appointment of a Certificate Registrar and of the location, and any change in the location, of the Certificate Register, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Certificate Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Registered Certificates and the principal amounts and numbers of such Registered Certificates.

                  (b) Upon surrender for registration of transfer any Registered Certificate of any Series (or Class within such Series) at the office or agency of the Trustee, if the requirements of Section 8-401(1) of the Uniform Commercial Code are met to the Depositor's satisfaction, the Depositor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Certificates of any authorized denominations, of a like Series, Class and aggregate Certificate Principal Balance or Notional Amount, as applicable. Except as otherwise specified in the related Series Supplement, in no event may Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, be exchanged for Bearer Certificates.

                  (c) Notwithstanding any other provisions of this Section, unless and until it is exchanged in whole or in part for the individual Certificates represented thereby, a Global Security representing all or a portion of the Certificates of a Series (or Class within such Series) may not be transferred except as a whole by the Depository for such Series or Class to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Series or Class or a nominee of such successor Depository.

                  (d) At the option of the Holder, Registered Certificates of any Series (or Class within such Series) (other than a Global Security, except as set forth below) may be exchanged for other Registered Certificates of the same Series or Class of any authorized denomination or denominations of like tenor and aggregate Certificate Principal Balance or Notional Amount, as applicable, upon surrender of the Registered Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose.

                  (e) At the option of the Holder, except as otherwise specified in the related Series Supplement with respect to a Global Security representing Bearer Certificates, Bearer Certificates of any Series (or Class within such Series) may be exchanged for Registered Certificates (if the Certificates of such Series or Class are issuable as Registered Certificates) or Bearer Certificates of the same Series or Class, of any authorized denomination or denominations, of like tenor and aggregate Certificate Principal Balance or Notional Amount, as applicable, upon surrender of the Bearer Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose, with all unmatured Coupons and all matured Coupons in default thereto appertaining; provided, however, that delivery of a Bearer Certificate shall occur only outside the United States. If the Holder of a Bearer Certificate is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Certificates are accompanied by payment in funds acceptable to the Depositor and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Depositor and the Trustee if there be furnished to each of them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Certificate shall surrender for payment any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 5.06, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States.

                  Whenever any Certificates are so surrendered for exchange, the Depositor shall execute and the Trustee shall authenticate and deliver the Certificates that the Holder making the exchange is entitled to receive.

                  Notwithstanding the foregoing, the exchange of Bearer Certificates for Registered Certificates will be subject to the provisions of United States income tax laws and regulations applicable to Certificates in effect at the time of such exchange.

                  (f) If at the time the Depository for the Certificates of a Series (or Class within such Series) notifies the Depositor that it is unwilling or unable to continue as Depository for the Certificates of such Series or Class or if at any time the Depository for the Certificates of such Series or Class shall no longer be eligible under Section 5.08(b), the Depositor shall appoint a successor Depository with respect to the Certificates of such Series or Class. If a successor Depository for the Certificates of such Series or Class is not appointed by the Depositor within 90 days after the Depositor receives such notice or becomes aware of such ineligibility, the Depositor's election as specified in the related Series Supplement shall no longer be effective with respect to the Certificates of such Series or Class and the Depositor will execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, will authenticate and deliver individual Certificates of such Series or Class in an aggregate Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

                  (g) The Depositor may at any time and in its sole discretion determine that individual Certificates of any Series (or Class within such Series) issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, shall authenticate and deliver, individual Certificates of such Series or Class in an aggregate Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

                  (h) If specified by the Depositor pursuant to the related Series Supplement with respect to a Series (or Class within such Series) of Certificates, the Depository for such

Series may surrender a Global Security for such Series or Class in exchange in whole or in part for individual Certificates of such Series or Class on such terms as are acceptable to the Depositor and such Depository. Thereupon, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, without service charge,

                         (i) to each Person specified by such Depository a new individual Certificate or Certificates of the same Series or Class, of any authorized denomination as requested by such Person in an aggregate Certificate Principal Balance or Notional Amount, as applicable, equal to and in exchange for such Person's beneficial interest in the Global Security; and

                        (ii) to such Depository a new Global Security in a denomination equal to the difference, if any, between the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the surrendered Global Security and the aggregate Certificate Principal Balance or Notional Amount, as applicable, of individual Certificates delivered to Holders thereof.

                  In any exchange provided for in any of the preceding three paragraphs, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, will authenticate and deliver individual Certificates (a) in registered form in authorized denominations, if the Certificates of such Series or Class are issuable as Registered Certificates, (b) in bearer form in authorized denominations, with or without Coupons attached, if the Certificates of such Series or Class are issuable as Bearer Certificates or (c) as either Registered or Bearer Certificates, if the Certificates of such Series or Class are issuable in either form; provided, however, that individual Bearer Certificates shall be delivered in exchange for a Global Security only in accordance with the procedures specified in the related Series Supplement.

                  Upon the exchange of a Global Security for individual Certificates, such Global Security shall be cancelled by the Trustee. Individual Registered Certificates issued in exchange for a Global Security pursuant to this Section 5.04 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Certificates to the Person in whose names such Registered Certificates are so registered. The Trustee shall deliver individual Bearer Certificates issued in exchange for a Global Security pursuant to this Section 5.04 to the Persons and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee; provided, however, that individual Bearer Certificates shall be delivered in exchange for a Global Security only in accordance with the procedures as may be specified in the related Series Supplement.

                  Notwithstanding the foregoing, the exchange of Bearer Certificates for Registered Certificates will be subject to the provisions of United States income tax laws and regulations applicable to Certificates in effect at the time of such exchange.

                  (i) All Certificates issued upon any registration of transfer or exchange of Certificates shall constitute complete and indefeasible evidence of ownership in the Trust related to such Certificates and be entitled to the same benefits under this Trust Agreement as the Certificates surrendered upon such registration of transfer or exchange.

                  (j) Every Registered Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Depositor, the Trustee or the Certificate Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor, the Trustee or the Certificate Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by a brokerage firm or financial institution that is a member of a Securities Approved Medallion Program such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) or New York Stock Exchange Inc. Medallion Signature Program (MSP).

                  (k) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 5.03 not involving any transfer.

                  SECTION 5.05.  Mutilated, Destroyed, Lost and Stolen
                                 -------------------------------------
Certificates. If (i) any mutilated Certificate or any mutilated Coupon with the
------------
Coupon Certificate to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the

Trustee at its Corporate Trust Office (in the case of Registered Certificates) or at its principal London office (in the case of Bearer Certificates) or (ii) the Depositor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate or any Coupon, and there is delivered to the Depositor and the Trustee such security or indemnity as they may require to hold each of them and any Paying Agent harmless, and neither the Depositor nor the Trustee receives notice that such Certificate or Coupon has been acquired by a bona fide purchaser, then the Depositor shall execute and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, in exchange for any such mutilated Certificate, or in lieu of any such destroyed, lost or stolen Certificate or in exchange for the Coupon Certificate to which such mutilated, destroyed lost or stolen Coupon appertained, a new Certificate of the same Series or Class of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon Certificate, with such Coupons attached thereto so that neither gain nor loss in interest shall result from such exchange or substitution.

                  Upon the issuance of any new Certificate under this Section, the Depositor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Certificate of any Series or Class, with its Coupons, if any, issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust related to such Series, whether or not the destroyed, lost or stolen Certificate or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Trust Agreement equally and proportionately with any and all other Certificates of that Series or Class and their Coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates or Coupons.

                  SECTION 5.06. Persons Deemed Owners. (a) The Depositor, the
                                ---------------------
Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions of principal of (and premium, if any) and (subject to Section 4.02) interest, if any, on such Registered Certificate and for all other purposes whatsoever, whether or not such Registered Certificate be overdue, and neither the Depositor or the Trustee, nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary.

                  (b) The Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Holder of any Bearer Certificate or of any Coupon as the absolute owner of such Bearer Certificate or Coupon for the purposes of receiving distributions thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Certificate or Coupon be overdue, and neither the Depositor, the Trustee, nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary. All distributions made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys distributable upon such Certificate or Coupon.

                  (c) None of the Depositor, the Trustee or any of their agents will have any responsibility or liability for any aspect of the records relating to or distributions made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 5.07. Cancellation. Unless otherwise specified in the
                                ------------
related Series Supplement for Certificates of any Series, all Certificates surrendered for payment, redemption, transfer or exchange and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificates or Coupons shall be authenticated in lieu of or in exchange for any Certificates or Coupons cancelled as provided in this Section, except as expressly permitted by this Trust Agreement.

                  SECTION 5.08. Global Securities. (a) If the Series Supplement
                                -----------------
pursuant to Section 5.01 provides that a Series (or Class within such Series) of Certificates shall be represented by one or more Global Securities, then the Depositor shall execute and the Trustee shall authenticate and deliver one or more Global Securities, that (i) shall represent an aggregate initial Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate initial Certificate Principal Balance or Notional Amount, as applicable, of the Certificates of such Series or Class to be represented by such one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Certificates represented hereby, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  No Holder of a Certificate of such Series or Class will receive a Definitive Certificate representing such Holder's interest in such Certificate or Certificates, except as provided in Section 5.10. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Holders of such Series or Class pursuant to Section 5.11:

                                  (i) the provisions of this Section 5.09 shall
                   be in full force and effect;

                                 (ii) the Certificate Registrar and the Trustee
                  shall be entitled to deal with the Depository for all purposes of this Trust Agreement (including the distribution of principal of, and premium, if any, and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Certificates of such Series or Class, and shall have no obligation to the owners of beneficial interests in such Series or Class (collectively, the "Certificate Owners");

                                (iii) to the extent that the provisions of this
                  Section 5.08 conflict with any other provisions of this Trust Agreement, the provisions of this Section 5.08 shall control;

                                 (iv) the rights of Certificate Owners of such
                  Series or Class shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificate Owners and the Depository or its Participants;

                                  (v) whenever this Trust Agreement requires or
                  permits actions to be taken based upon instructions or directions of Holders of Certificates of such Series or Class evidencing a specified percentage of the aggregate Voting Rights of such Series or Class, the

                  Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners of such Series or Class or Participants in such Depository's system owning or representing, respectively, such required percentage of the beneficial interest in the Certificates of such Series or Class and has delivered such instructions to the Trustee.

                  (b) Each Depository designated in the related Series Supplement for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

                  SECTION 5.09. Notices to Depository. Whenever a notice or
                                ---------------------
other communication to the Holders of a Series or Class within such Series represented by one or more Global Securities is required under this Trust Agreement, unless and until Definitive Certificates for such Series or Class shall have been issued to such Certificate Owners pursuant to Section 5.10, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Certificates of such Series to the Depository, and shall have no obligation to the Certificate Owners.

                  SECTION 5.10. Definitive Certificates. If in respect of a
                                -----------------------
Series (or Class within such Series) represented by one or more Global Securities (i) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Certificates of such Series or Class and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system of such Series or Class through the Depository or (iii) Certificate Owners representing beneficial interests aggregating at least a majority (or such other Required Percentage--Definitive Certificates that may be specified in a Series Supplement) of the Voting Rights of the Certificates of such Series or Class advise the Depository in writing that the continuation of a book-entry system for such Series or Class through the Depository is no longer in the best interests of the Certificates Owners of such Series or Class, then the Depository shall notify all Certificate Owners or Participants in the Depository's system with respect to such Series or Class and the Trustee of the occurrence of any such event and of the availability of Definitive Certificates for such Series or Class to Certificate Owners of such Series or Class requesting the same.

                  Upon surrender to the Trustee of the Global Securities of such Series or Class by the Depository, accompanied by registration instructions, the Depositor shall execute and the Trustee shall authenticate the Definitive Certificates of such Series or Class in accordance with the instructions of the Depository. None of the Depositor, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of Series or Class, the Trustee shall recognize the holders of the Definitive Certificates of such Series or Class as Holders.

                  SECTION 5.11. Currency of Distributions in Respect of
                                ---------------------------------------
Certificates. (a) Except as otherwise specified in the related Series Supplement
------------
for Bearer Certificates of any Series (or Class within such Series), distributions of the principal of (and premium, if any) and interest on Bearer Certificates of such Series or Class denominated in any Currency will be made in such Currency.

                  (b) Except as otherwise specified in the related Series Supplement for Registered Certificates of any Series (or Class within such Series), distributions of the principal of (and premium, if any) and interest on Registered Certificates of such Series or Class will be made in Dollars.

                  (c) For purposes of any provision of the Trust Agreement where the Holders of Outstanding Certificates may perform an act that requires that a specified percentage of the aggregate Voting Rights of the Certificates of all Series perform such act and for purposes of any decision or determination by the Trustee of amounts due and not distributed for the principal of (and premium, if any) and interest on the Certificates of all Series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) or notional amount of, as applicable, and interest on the Outstanding Certificates denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates, determined as specified in the related Series Supplement for Certificates of such Series, as of the date for determining whether the Holders entitled to perform such act have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

                  (d) With respect to Certificates of any Series, any decision or determination to be made regarding exchange rates shall be made by an Exchange Rate Agent appointed by the Depositor; provided, however, that such Exchange Rate Agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Trustee and shall, in the opinion of the Depositor at the time of such appointment, require such Exchange Rate Agent to make such determination by a method provided in the applicable Series Supplement for the making of such decision or determination. All decisions and determinations of such Exchange Rate Agent regarding exchange rates shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Depositor, the Trustee and all Holders of the Certificates of such Series.

                  (e) If distributions in respect of a Certificate are required to be made in a Specified Currency other than Dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Trustee and the Depositor or is no longer used by the government of the country issuing such Specified Currency or is no longer commonly used for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Certificate shall be made in Dollars until such Specified Currency is again so used in the manner specified in the related Series Supplement.

                  SECTION 5.12. Conditions of Authentication and Delivery of New
                                ------------------------------------------------
Series. Certificates of a new Series may be issued at any time and from time to
------
time after the execution and delivery of these Standard Terms and the related Series Supplement. The Depositor shall execute and deliver Certificates of such Series to the Trustee, with appropriate Coupons, if any, appertaining thereto, and the Trustee shall authenticate and deliver such Certificates upon a Depositor Order and upon delivery by the Depositor to the Trustee of the following:

                  (1) The delivery of the Underlying Securities in accordance with Section 2.01(b);

                  (2) Opinions of Counsel to the Depositor, addressed to the Trustee, in a form acceptable to the Trustee;

                  (3) An Officer's Certificate of the Depositor, dated as of the Closing Date, to the effect that all of the requirements of this Section 5.12 have been satisfied, and that the Depositor is not in breach of this Trust Agreement and that the issuance of the Certificates will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Depositor's Certificate of Incorporation or bylaws, or any indenture, mortgage, deed of transfer or other agreement or instrument to which the Depositor is a party or by which it or its property is bound or any order of any court or administrative agency entered in any Proceeding to which the Depositor is a party or by which it or its property may be bound or to which it or its property may be subject;

                  (4) A Series Supplement consistent with the applicable provisions of these Standard Terms;

                  (5) If applicable, a fully executed copy of the Swap Agreement, together with all documents and opinions required to be delivered to the Trust upon execution thereof pursuant to the terms thereof;

                  (6) Written instructions by the Depositor to the Trustee directing the Trustee to enter into and perform any obligations under the Swap Agreement, if applicable, and/or the Market Agent Agreement, if applicable.

                  If all the Certificates of a Series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 5.12 must be delivered only once, prior to the authentication and delivery of the first Certificate of such Series; provided, however, that any subsequent Depositor Order to the Trustee to authenticate Certificate of such Series upon original issuance shall constitute a representation and warranty by the Depositor that, as of the date of such request, the statements made in this
Section 5.12 shall be true and correct as if made on such date.

                  SECTION 5.13. Appointment of Paying Agent. The Trustee may
                                ---------------------------
appoint one or more paying agents (each, a "Paying Agent") with respect to the Certificates of any Series. Any such Paying Agent shall be authorized to make distributions to Certificateholders of such Series from the Certificate Account for such Series pursuant to the provisions of the applicable Series Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from such Certificate Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Trustee and acceptable to the Depositor, including, if and so long as any Series or Class within such Series is listed on the Luxembourg Stock Exchange and such exchange so requires, a co-paying agent in Luxembourg or another European city. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the Trustee. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor or additional Paying Agent. The Trustee shall cause each successor to act as Paying Agent to execute and deliver to Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that it will hold all sums, if any, held by it for distribution to the Certificate- holders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders and will agree to such other matters as are required by Section 317(b) of the Trust Indenture Act. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 7.06 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything contained herein to the contrary, the appointment of a Paying Agent pursuant to this Section 5.13 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement other than with respect to funds paid to such Paying Agent.

                  SECTION 5.14. Authenticating Agent. (a) The Trustee may
                                --------------------
appoint one or more authenticating agents (each, an "Authenticating Agent") with respect to the Certificates of any Series which shall be authorized to act on behalf of the Trustee in authenticating such Certificates in connection with the issuance, delivery and registration of transfer or exchange of such Certificates. Whenever reference is made in this Trust Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Depositor. Notwithstanding anything contained herein to the contrary, the appointment of an Authenticating Agent pursuant to this Section 5.14 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement.

                  (b) Any institution succeeding to the corporate agency business of any Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any power or any further act on the part of the Trustee or such Authenticating Agent. An Authenticating Agent may at any time resign by giving notice of resignation to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Depositor, the Trustee promptly may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Depositor. The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. The provisions of Section 7.01, 7.03 and 7.04 shall be applicable to any Authenticating Agent.

                  (c) Pursuant to an appointment made under this Section, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  "This is one of the Certificates described in the Standard Terms and the related Series Supplement.

Dated:                                               ---------------------------

                                                     ---------------------------
                                                     as Authenticating Agent
                                                              for the Trustee,

                                                     By --------------------- "

                  SECTION 5.15. Voting Rights with Respect to Underlying
                                ----------------------------------------
Securities. (a) Within five Business Days after receipt of notice of any meeting
----------
of, or other occasion for the exercise of voting rights or the giving of consents ("voting rights") by, owners of any of the Underlying Securities, the Trustee shall give notice to the Certificateholders, setting forth (i) such information as is contained in such notice to owners of Underlying Securities,
(ii) a statement that the Certificateholders will be entitled, subject to any applicable provision of law and any applicable provisions of such Underlying Securities (and to the extent of the voting rights allocated to the Certificateholders pursuant to subsection 5.15(b)), to instruct the Trustee as to the exercise of voting rights, if any, pertaining to such Underlying Securities and (iii) a statement as to the manner in which instructions may be given to the Trustee to give a discretionary proxy to a person designated in the notice received by the Trustee. Such notice shall be given by the Trustee to the Certificateholders of record on such Record Date.

                  Upon the written request of the applicable Certificateholder, received on or before the date established by the Trustee for such purpose, the Trustee shall endeavor, insofar as practicable and permitted under any applicable provision of law and any applicable provision of or governing the Underlying Securities, to vote in accordance with any nondiscretionary instruction set forth in such written request (in each case to the extent of the voting rights allocated pursuant to subsection 5.15(b) to such Certificateholder). The Trustee shall not vote except as specifically authorized and directed in written instructions from the applicable Certificateholder entitled to give such instructions.

                  (b) Unless otherwise specified in the applicable Series Supplement, the voting rights allocable to the owners of the Underlying Securities pursuant to the terms thereof shall be allocated among the Certificateholders pro rata, in the proportion that the denomination of each Certificate bears to the aggregate denomination of all Certificates.

                  (c) By accepting delivery of a Certificate, whether upon original issuance or subsequent transfer, exchange or replacement thereof, and without regard to whether ownership is beneficial or otherwise, the Certificateholder agrees so long as it is an owner of such Certificate that it shall not grant any consent (i) to any conversion of the timing of payment of, or the method or rate of accruing of, interest on the Underlying Securities underlying the Certificates held by such

Certificateholder or (ii) to any redemption or prepayment of the Underlying Securities underlying the Certificates held by such Certificateholder. The Trustee shall not grant any consent solicited from the owners of the Underlying Securities underlying the Certificates with respect to the matters set forth in this Section nor shall it accept or take any action in respect of any consent, proxy or instructions received from any Certificateholder in contravention of the provisions of this Section.

                  SECTION 5.16.  Actions by Certificateholders.
                                 -----------------------------

                  (a) Wherever in this Trust Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Certificateholders or Beneficial Owners, such action, notice or instruction may be taken or given by any Certificateholder or Beneficial Owner.

                  (b) Each Certificateholder or Beneficial Owner shall have the right to assert any rights and privileges of a Certificateholder or Beneficial Owner, and shall have the right to proceed directly and individually against any Person to enforce any remedies hereunder and shall not be required to act in concert with any other Certificateholder or Beneficial Owner or any other Person.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder or Beneficial Owner of a Certificate shall bind such Certificateholder or Beneficial Owner and every subsequent Certificateholder or Beneficial Owner of such Certificate or any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Certificateholder or Beneficial Owner or the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (d) Certificateholders of Certificates are beneficial owners of the right to receive principal payments and interest payments to which such Certificates relate and, as such, will have the right following an event of default with respect to any Underlying Security to proceed directly against the Issuer(s). Such Certificateholders are not required to join other Certificateholders of Certificates, the Depositor or the Trustee in order to proceed against the Issuer(s).

                  SECTION 5.17.  Events of Default.  If any Event of
                                 -----------------
Default shall occur and be continuing with respect to any Class of Certificates, then, and in each and every case, the Trustee shall exercise any rights in respect of the related Underlying Securities as provided in the applicable Series Supplement.

                  SECTION 5.18. Judicial Proceedings Instituted by Trustee;
                                ------------------------------------------
Trustee May Bring Suit. If there shall be a failure to make payment of the
----------------------
principal of or premium, if any, or interest on any Underlying Security, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Underlying Security, shall be, to the extent permitted by and in accordance with the terms of the Underlying Security, subject to the limitations on acceleration and the exercise of remedies set forth therein, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, including the power to make a demand on the trustee in respect of such Underlying Security, if provided for, to take action to enforce the Underlying Security for the collection of the sums so due and unpaid on such Underlying Security and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

                  SECTION 5.19. Control by Certificateholders. The Holders of
                                ----------------------------
Certificates of any Class holding Certificates representing not less than the Required Percentage--Direction of Trustee of the aggregate Voting Rights of the Outstanding Certificates of such Class shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee under this Trust Agreement, including any right of the Trustee as holder of the Underlying Securities; provided, however, that:

                  (1) such direction shall not be in conflict with any rule of law or with this Trust Agreement and would not involve the Trustee in personal liability or expense;

                  (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of Certificates of such Class not taking part in such direction;

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.20.  Waiver of Past Defaults.  The Holders of
                                 -----------------------


the Required Percentage--Waiver of Certificates of any Series may direct the Trustee to vote such percentage of the Underlying

Securities held by the Trustee as corresponds to the percentage of the aggregate principal amount of the Certificates of such Series held by such Holders to waive any past Event of Default thereunder with respect to such Series of Certificates and its consequences or may instruct the Trustee, on behalf of all Certificateholders of such Series, to waive any past default under this Trust Agreement and its consequences, except a default:

                  (1) in the payment of the principal of or premium, if any, or interest on the Underlying Securities or the Certificates;

                  (2) in respect of a covenant or provision hereof which under
         Article X hereof cannot be modified or amended without the consent of the Holder of each Outstanding Certificate affected; or

                  (3) specified in the applicable Series Supplement, if any, unless the applicable Series Supplement provides otherwise.

                  Upon any such direction, the Trustee shall vote such percentage of the Underlying Securities of the corresponding Series held by the Trustee as corresponds to the percentage of the aggregate principal amount of the Outstanding Certificates of such Series held by Holders who directed the Trustee to waive such default or Event of Default thereunder. Upon any waiver that is effective under the terms of such Class of Underlying Securities to waive such default or Event of Default, such default or Event of Default shall cease to exist with respect to this Trust Agreement, and, in the case of a default, any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement and any direction given by the Trustee on behalf of such Certificateholders or in respect of any Underlying Securities shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 5.21. Right of Certificateholders to Receive Payments
                                -----------------------------------------------
Not to Be Impaired. Anything in this Trust Agreement to the contrary
------------------
notwithstanding, the right of any Certificateholder to receive distributions of payments required pursuant to Section 4.01 hereof on the Certificates when due, or to institute suit for enforcement of any such payment on or after the applicable Distribution Date, Special Distribution Date or other date specified herein for the making of such payment, shall not be impaired or affected without the consent of such Certificateholder.

                  SECTION 5.22. Remedies Cumulative. Every remedy given
                                -------------------
hereunder to the Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.


                                   ARTICLE VI

                                  The Depositor
                                  -------------

                  SECTION 6.01. Liability of the Depositor. (a) The Depositor
                                --------------------------
shall be liable in accordance herewith only to the extent of the obligations specifically imposed by these Standard Terms and the related Series Supplement.

                  SECTION 6.02. Limitation on Liability of the Depositor. (a)
                                ----------------------------------------
The Depositor shall not be under any obligation to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder or under a Series Supplement or in the exercise of any of its rights or power if reasonable grounds exist for believing that the repayment or such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (b) Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to any Trust or the Certificateholders of any Series for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor against any breach of representations, warranties or covenants made herein, or against any liability which would otherwise be imposed by reason of willful misfeas- ance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of its obligations and duties hereunder.

                  Unless otherwise provided in a related Series Supplement, the Trust will indemnify and hold harmless the Depositor and any director, officer, employee or agent of the Depositor against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties by the Depositor and any of its directors, officers, employees or agents hereunder or by reason of reckless disregard of their obligations and duties hereunder.

                  (c) The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Trust Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Trust Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. The Depositor shall be under no obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of any Underlying Securities.

                  (d) The Depositor shall not be liable to any Certificateholder for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any Certificateholder of a Certificate or any other person believed by it in good faith to be competent to give such advice or information, including, without limitation, the Calculation Agent, the Market Agent or the other party to this Trust Agreement. The Depositor may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (e) The Depositor shall not incur any liability to any Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, or any governmental authority, or by any reason of any act of God or war or other circumstance beyond the control of the relevant party, the Depositor shall be prevented or forbidden from doing or performing any act or thing which the terms of this Trust Agreement provide shall be done or performed; and the Depositor shall not incur any liability to any Certificateholder by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Trust Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Trust Agreement.

                  SECTION 6.03.  Depositor May Purchase Certificates.
                                 -----------------------------------
The Depositor may at any time purchase Certificates in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold. Certificates beneficially owned by the Depositor will be disregarded for purposes of determining whether the required percentage of the aggregate Voting Rights has given any request, demand, authorization, direction, notice, consent or waiver hereunder.

                  SECTION 6.04. Merger or Consolidation of the Depositor.
                                ----------------------------------------
Nothing in this Trust Agreement shall prevent any consolidation or merger of the Depositor with or into any other corporation, or any consolidation or merger of any other corporation with or into the Depositor or any sale or transfer of all or substantially all of the property and assets of the Depositor to any other Person lawfully entitled to acquire the same; provided, however, that, so long as Certificates are outstanding hereunder, the Depositor covenants and agrees that any such consolidation, merger, sale or transfers shall be upon the condition that the due and punctual performance and observance of all the terms, covenants and conditions of this Trust Agreement to be kept or performed by the Depositor shall be assumed by the Person (if other than the Depositor) formed by or resulting from any such consolidation or merger, or which shall have received the transfer of all or substantially all of the property and assets of the Depositor, just as fully and effectually as if successor Person had been the original party of the first part hereto; and in the event of any such sale or transfer the predecessor Depositor may be dissolved, wound up and liquidated at any time thereafter.

                  SECTION 6.05. No Liability of the Depositor with Respect to
                                ---------------------------------------------
the Underlying Securities; Certificateholders to Proceed Directly Against the
-----------------------------------------------------------------------------
Issuer(s). (a) The sole obligor with respect to any Underlying Security is the
---------
Issuer thereof. The Depositor shall not have any obligation on or with respect to the Underlying Securities; and its obligations with respect to Certificates shall be solely as set forth in this Trust Agreement.

                  (b) The Depositor is not authorized to proceed against the Issuer of any Underlying Security in the event of a default or to assert the rights and privileges of Certificateholders of Certificates and has no duty in respect thereof.

                                   ARTICLE VII

                             Concerning the Trustee
                             ----------------------

                  SECTION 7.01. Duties of Trustee. (a) The Trustee undertakes to
                                -----------------
perform such duties and only such duties as are specifically set forth in these Standard Terms and the related Series Supplement. The Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs. The Trustee shall exercise those rights in a manner consistent with the status of any Trust created hereunder as a fixed investment trust for federal income tax purposes. The Trustee shall not have any power to vary the investment of any Certificateholders of any Series or to accept any assets (other than proceeds of the Underlying Securities) other than the Underlying Securities transferred to it on the Closing Date of any Series. Any permissive right of the Trustee enumerated in this Trust Agreement shall not be construed as a duty and shall be interpreted consistently with the status of the Trust as a fixed investment trust.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Trust Agreement, shall examine them to determine whether they conform to the requirements of this Trust Agreement. If any such instrument is found not to conform to the requirements of this Trust Agreement, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Depositor and Certificateholders.

                  (c) No provision of this Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                         (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Trust Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement, no implied covenants or obligations shall be read into this Trust Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Trust Agreement;

                        (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                       (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of the Required Percentage--Direction of Trustee of the aggregate Voting Rights of a given Series (or Class or group of Classes within such Series), as specified in the applicable Series Supplement relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Trust Agreement;

                        (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                         (v) except for actions expressly authorized by this Trust Agreement, the Trustee shall take no actions reasonably likely to impair the interests of the Trust in any Underlying Security now existing or hereafter acquired or to impair the value of any Underlying Security now existing or hereafter acquired;

                        (vi) except as expressly provided in this Trust Agreement, the Trustee shall have no power to vary the corpus of the Trust including by (A) accepting any substitute obligation or asset for a Underlying Security initially assigned to the Trustee under Section 2.01, (B) adding any other investment, obligation or security to the Trust or (C) withdrawing from the Trust any Underlying Securities;

                       (vii) in the event that the Paying Agent or the Certificate Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or Certificate Registrar, as the case may be, under this Trust Agreement, the Trustee shall be obligated promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required;

                      (viii) the Trustee shall not be liable to any Certificate-holder for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any Certificateholder of a Certificate or any other person believed by it in good faith to be competent to give such advice or information, including, without limitation, the Calculation Agent, the Market Agent or the other party to this Trust Agreement. The Trustee may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ix) the Trustee shall not incur any liability to any Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, or any governmental authority, or by any reason of any act of God or war or other circumstance beyond the control of the relevant party, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Trust Agreement provide shall be done or performed; and the Trustee shall not incur any liability to any Certificateholder by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Trust Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Trust Agreement;

                        (x) the Trustee shall be under no obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of any Underlying Securities;

                        (xi) whenever in the administration of this Trust Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

                       (xii) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in reliance thereon, unless the Trustee's taking, suffering or omitting such action shall have been willful misconduct, in bad faith or negligent.

                  (d) As promptly as practicable after, and in any event within 10 days after, the occurrence of any default (as such term is defined below) hereunder with respect to any Class of Certificates, the Trustee shall transmit by mail to the Depositor and the Holders of Certificates of such Class in accordance with Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any Underlying Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Certificates of such Class. For the purpose of this Section, the term "default" means, with respect to any Class of Certificates, any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to such Class of Certificates.

                  (e) Within five (5) Business Days after the receipt by the Trustee of a written application by any three or more Certificateholders stating that the applicants desire to communicate with other Certificateholders with respect to their rights under this Trust Agreement or under the Certificates, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned its Certificates for a period of at least six (6) months preceding the date of such application, the Trustee shall, at its election, either:

                       (i) afford to such applicants access to all information so furnished to or received by the Trustee; or

                      (ii) inform such applicants as to the approximate number of Certificateholders according to the most recent information so furnished to or received by the Trustee, and as to the approximate cost of mailing to such Certificateholders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all such Certificateholders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

                  (f) The Trustee shall file periodic reports pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, in accordance with the customary practices of the Depositor. The Depositor will respond reasonably promptly to any inquiry of the Trustee as to such customary practices of the Depositor.

                  SECTION 7.02. Between Trustee and Sub-Administrative Agents.
                                ---------------------------------------------
(a) Unless otherwise provided in a Series Supplement, the Trustee may enter into Sub-Administration Agreements with one or more Sub-Administrative Agents in order to delegate certain of its administrative obligations with respect to a related Series under this Trust Agreement to such Sub-Administrative Agents; provided, however, that (i) such delegation shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement; (ii) the Rating Agency Condition shall have been satisfied with respect to the entering into of any such agreement and (iii) such agreements are consistent with the terms of these Standard Terms and, with respect to Certificates of any Series, the related Series Supplement. With respect to any Series (or Class within such Series) of Certificates, each Sub-Administration Agreement shall impose on the Sub-Administrative Agent requirements conforming to the provisions set forth in Section 3.01 and provide for administration of the related Trust and all or certain specified Underlying Securities for such Series consistent with the terms of this Trust Agreement. Additional requirements relating to the scope and contents of any Sub-Administration Agreement may be provided in the applicable Series Supplement. The Trustee shall deliver to the Depositor copies of all Sub-Administration Agreements which it enters into, and any amendments or modifications thereof, promptly upon the Trustee's execution and delivery of any such instruments.

                  (b) The Trustee shall be entitled to terminate any Sub-Administration Agreement which it enters into and the rights and obligations of any Sub-Administrative Agent under any Sub- Administration Agreement in accordance with the terms and conditions of any such Sub-Administration Agreement. In the event of a termination of any Sub-Administration Agreement, the Trustee shall simultaneously reassume direct responsibility for all obligations delegated in such Sub-Administration Agreement without any act or deed on the part of the applicable Sub-Administrative Agent, the Trustee shall administer directly the related Underlying Securities or shall enter into a Sub- Administration Agreement with a successor Sub-Administrative Agent which so qualifies under this Section 7.02.

                  (c) Unless otherwise provided in the applicable Series Supplements, in the event a Sub-Administrative Agent is administering one or more Underlying Securities pursuant to a Sub-Administration Agreement, the Sub-Administrative Agent shall be required immediately to direct the Trustee to deposit into an Eligible Account established by such Sub-Administrative Agent (a "Sub-Administration Account") any amounts collected with respect thereto, and all such amounts shall be deposited into the related Certificate Account not later than the Business Day after receipt thereof.

                  SECTION 7.03.  Certain Matters Affecting the Trustee.
                                 -------------------------------------
(a)  Except as otherwise provided in this Article VII:

                         (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                       (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Trust Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                        (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

                         (v) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document believed by it to be genuine, unless requested in writing to do so by Holders of the Required Percentage -- Direction of Trustee of the aggregate Voting Rights of the affected Series (or Class or Classes within any such Series), as specified by the applicable Series Supplement; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Trust Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

                        (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; and

                       (vii) the Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Certificate Account or Reserve Account at the direction of the Depositor pursuant to Section 3.05.

                  (b) All rights of action under this Trust Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates of any Series (or Class within such Series), or the production thereof at the trial or other Proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Trust Agreement.

                  SECTION 7.04. Trustee Not Liable for Recitals in Certificates
                                -----------------------------------------------
or Underlying Securities. The Trustee assumes no responsibility for the
------------------------
correctness of the recitals contained herein and in the Certificates or in any document issued in connection with the sale of the Certificates (other than the signature and authentication on the Certificates). Except as set forth in
Section 7.10, the Trustee makes no representations or warranties as to the validity or sufficiency of this Trust Agreement or of the Certificates of any Series (other than the signature and authentication on the Certificates) or of any Underlying Security or related document. The Trustee shall not be accountable for the use or application by the Depositor, of any of the Certificates or of the proceeds of such Certificates.

                  SECTION 7.05. Trustee May Own Certificates. The Trustee in its
                                ----------------------------
individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee; provided, however, that in determining whether the required percentage of aggregate Voting Rights shall have consented to any action hereunder requiring the consent of the Certificateholders, the Trustee's interest shall be excluded.

                  SECTION 7.06.  Trustee's Fees and Expenses.  (a) The
                                 ---------------------------
applicable Series Supplement shall specify the amount and circumstances of the Trustee's compensation and the source thereof.

                  (b) If the Prepaid Ordinary Expenses set forth in the Series Supplement is greater than zero, the Trustee acknowledges that the Depositor has paid to the Trustee an amount equal to the Prepaid Ordinary Expenses, and the Trustee agrees that the payment of such amount shall constitute full and final satisfaction of and payment for all Ordinary Expenses.

                  (c) If the Prepaid Ordinary Expenses set forth in the Series Supplement is zero, the Series Supplement may indicate that Ordinary Expenses will be paid for by the Trust, in which case the Trustee shall be paid on a periodic basis by the Trust or the Retained Interest at the rate or amount and on the terms provided for in the Series Supplement. The Trustee agrees that its right to receive such payments from the Trust shall constitute full and final satisfaction of and payment for all Ordinary Expenses and that the Trustee shall have no claim on payment of Ordinary Expenses from any other source, including the Depositor.

                  (d) If the Prepaid Ordinary Expenses set forth in the Series Supplement is zero, the Series Supplement may provide that the Depositor shall pay to the Trustee from time to time a fee for its services and expenses as Trustee as set forth in the Series Supplement payable at the times set forth therein. The Trustee agrees that its right to receive such payments from the Depositor shall constitute full and final satisfaction of and payment for all Ordinary Expenses and that the Trustee shall have no claim for payment of Ordinary Expenses from the Trust. The Trustee further agrees that, notwithstanding any failure by the Depositor to make such periodic payments of the Ordinary Expenses, the Trustee shall continue to perform its obligations under this Trust Agreement. The Depositor's obligations to pay Ordinary Expenses under this Trust Agreement shall be extinguished and of no further effect upon the payment of Ordinary Expenses due and owing on the termination of the Trust pursuant to Section 9.01 hereof.

                  (e) Subject to subsection 7.06(f), all Extraordinary Trust Expenses, to the extent not paid by a third party are, and shall be, obligations of the Trust and when due and payable shall be satisfied solely by the Trust.

                  (f) The Trustee shall not take any action, including appearing in, instituting or conducting any action or suit hereunder or in relation hereto, which is not indemnifiable under Section 7.11 hereof which, in the Trustee's opinion, would or might cause it to incur costs, expenses or liabilities that are Extraordinary Trust Expenses unless (i) the Trustee is satisfied that it will have adequate security or indemnity in respect of such costs, expenses and liabilities, (ii) the Trustee has been instructed to do so by Certificateholders representing not less than the Required Percentage--Remedies of the aggregate principal amount of Certificates then outstanding, and (iii) the Certificateholders, pursuant to the instructions given under clause (ii) above, have agreed that such costs, expenses or liabilities shall either be (x) paid by the Trustee from the Trust, in the case of a vote of 100% of the aggregate principal amount of Certificates then outstanding, or (y) paid by the Trustee (which payment shall be made out of its own funds and not from monies on deposit in the Trust) in which case the Trustee shall be entitled to receive, upon demand, reimbursement from those Certificateholders who have agreed to bear the entire amount of such costs, expenses or liabilities, on a pro rata basis among such Certificateholders.

                  SECTION 7.07.  Eligibility Requirements for Trustee.
                                 ------------------------------------
(a) The Trustee hereunder shall at all times be a corporation or an association which is not an Affiliate of the Depositor, the Underlying Securities Issuer or the Credit Support Provider (but may have normal banking relationships with such parties and their Affiliates) organized and doing business under the laws of any State or the United States, authorized under such laws to exercise corporate trust powers which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. Such corporation or association must be rated in one of the four highest rating categories by the Rating Agency. In the event that at any time such Trustee shall cease to be eligible in accordance with the provisions of this Section, such Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

                  (b) In determining whether the Trustee has a conflicting interest with respect to any Class of Certificates under Section 310(b) of the Trust Indenture Act and this Section, each other Class of Certificate will be treated as having been issued under an indenture other than this Trust Agreement.

                  SECTION 7.08. Resignation or Removal of the Trustee;
                                -------------------------------------
Appointment of Successor Trustee. (a) The Trustee may at any time resign as
--------------------------------
Trustee hereunder by written notice of its election so to do, delivered to the Depositor, and such resignation shall take effect upon the appointment of a successor Trustee and its acceptance of such appointment as hereinafter provided; provided, however, that in the event of such resignation, the Trustee shall (a) assist the Depositor in finding a successor Trustee acceptable to the Depositor and (b) negotiate in good faith concerning any prepaid but unaccrued fees.

                  (b) The Depositor or Holders of the Required
Percentage--Removal of Trustee of Certificates may at any time remove the Trustee as Trustee hereunder by written notice delivered to the Trustee in the manner provided in Section 10.04 hereof, and such removal shall take effect upon the appointment of the successor trustee and its acceptance of such appointment as provided in the succeeding paragraph; provided, however, that in the event of such removal, the Depositor shall negotiate in good faith with the Trustee in order to agree regarding payment of the termination costs of the Trustee resulting from such removal.

                  (c) Upon the designation of a successor Trustee, following either resignation or removal of the Trustee, the Trustee shall deliver to the successor Trustee all records relating to the Certificates in the form and manner then maintained by the Trustee, which shall include a hard copy thereof upon written request of the successor Trustee.

                  (d) If at any time the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property of affairs for the purpose of rehabilitation, conservation or liquidation, the Depositor shall petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. In the event the Trustee resigns or is removed, the Trustee shall reimburse the Depositor for any fees or charges previously paid to the Trustee in respect of duties not yet performed under this Trust Agreement which remain to be performed by a successor Trustee.

                  (e) In case at any time the Trustee acting hereunder notifies the Depositor that it elects to resign or the Depositor or Holders of the Required Percentage--Removal of Trustee of Certificates notifies or notify the Trustee that it or they elects or elect to remove the Trustee as Trustee, the Depositor shall, within ninety (90) days after the delivery of the notice of resignation or removal, appoint a successor Trustee, which shall satisfy the requirements for a trustee under Section 7.07. If no successor Trustee has been appointed within 90 days after the Trustee has given written notice of its election to resign or the Depositor or Holders of the Required Percentage--Removal of Trustee of Certificates have given written notice to the Trustee of its or their election to remove the Trustee, as the case may be, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Every successor Trustee shall execute and deliver to its predecessor and to the Depositor an instrument in writing accepting its appointment hereunder, and thereupon such successor Trustee, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Trustee under this Trust Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Depositor, shall execute and deliver an instrument transferring to such successor all rights, obligations and powers of such predecessor hereunder, and shall duly assign, transfer and deliver all right, title and interest in the Underlying Securities and parts thereof to such successor Trustee. Any successor Trustee shall promptly give notice of its appointment to the Certificateholders of Certificates for which it is successor Trustee in the manner provided in Section 10.04 hereof.

                  (f) Any corporation into or with which the Trustee may be merged, consolidated or converted shall be the successor of such Trustee without the execution or filing of any document or any further act.

                  SECTION 7.09.  Appointment of Office or Agency.  As
                                 -------------------------------
specified in a Series Supplement, the Trustee shall appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for the final distribution with respect thereto, and where notices and demands to or upon the Trustee in respect of the Certificates of the related Series and this Trust Agreement may be served.

                  SECTION 7.10.  Representations and Warranties of Trustee.
                                 -----------------------------------------
The Trustee represents and warrants that:

                         (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or association;

                        (ii) neither the execution nor the delivery by the Trustee of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or New York law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or violate its charter documents or by-laws or constitute a default under (or an event which, without notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of any material contract, indenture, mortgage, agreement or instrument to which it is a party or by which any of its properties may be bound.

                       (iii) the Trustee has full power, authority and right to execute, deliver and perform its duties and obligations as set forth herein and in each Series Supplement to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust
         Agreement;

                        (iv) this Trust Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforcement may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                         (v) the Trustee is not in violation, and the execution and delivery of the Trust Agreement by the Trustee and its performance and compliance with the terms thereof will not constitute a violation, of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Trustee or its properties, which violation would reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or operations of the Trustee or its properties or on the performance of its duties hereunder;

                        (vi) there are no actions or proceedings against, or investigations of, the Trustee pending, or, to the knowledge of the Trustee, threatened, before any court, administrative agency or other tribunal (A) that could reasonably be expected to prohibit its entering into the Trust Agreement, (B) seeking to prevent the issuance of the Certificates contemplated by the Trust Agreement or (C) that could reasonably affect the performance by the Trustee of its obligations under, or the validity or enforceability against the Trustee of, the Trust Agreement; and

                       (vii) no consent, approval, authorization or order of any court, governmental agency or body is required for the execution, delivery and performance by the Trustee of, or compliance by the Trustee with, the Trust Agreement, or for the consummation of the transactions contemplated by the Trust Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date.

The representations and warranties of the Trustee set forth in this Section 7.10 shall survive the receipt of Underlying Securities by the Trustee and shall survive the delivery of the Trust Agreement by the Trustee to the Depositor.

                  SECTION 7.11. Indemnification of Trustee by the Depositor;
                                -------------------------------------------
Contribution. (a) The Depositor agrees, to the extent the Trustee is not
------------
reimbursed pursuant to Section 7.06 hereof, to indemnify the Trustee against, and hold it harmless from, any loss, expense or liability incurred in connection with any legal action relating to this Trust Agreement or the Certificates or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under this Trust Agreement or (ii) incurred by reason of wilful misfeasance, bad faith or negligence in the performance of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder or as a result of a breach of the Trustee's obligations and duties hereunder.

                  (b) If the indemnification provided for in the preceding paragraph is invalid or unenforceable in accordance with its terms, then the Depositor shall contribute to the amount paid or payable by the Trustee as a result of such liability in such proportion as is appropriate to reflect the relative benefits received by the Depositor on one hand and the Trustee as Trustee on the other hand. For this purpose (i) the benefits received by the Depositor shall be the aggregate amount received by it upon the sale of such Certificates, less the costs and expenses of such sale, including the cost of acquisition of the Underlying Securities or parts thereof evidenced thereby, and
(ii) the benefits received by the Trustee as Trustee shall be the aggregate amount of fees received by it as Trustee, less costs and expenses incurred by it as Trustee in relation to such Certificates. If, however, the allocation provided by the immediately preceding two sentences is not permitted by applicable law, then the Depositor shall contribute to such amount paid or payable by the Trustee in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Depositor on the one hand and the Trustee on the other in connection with the actions or omissions which resulted in such liability, as well as any other relevant equitable considerations.

                  (c) In case any claim shall be made or action brought against the Trustee for any reason for which indemnity may be sought against the Depositor as provided above, the Trustee may promptly notify the Depositor in writing setting forth the particulars of such claim or action and the Depositor may assume the defense thereof. In the event that the Depositor assumes the defense, the Trustee shall have the right to retain separate counsel in any such action but shall bear the fees and expenses of such counsel unless (i) the Depositor shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include the Trustee and the Depositor, and the Trustee has been advised in writing by such counsel that one or more legal defenses may be available to it which may not be available to the Depositor, in which case the Depositor shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel.

                  (d) The term "liability," as used in this Section 7.11, shall include any losses, claims, damages, expenses (including without limitation the Trustee's reasonable costs and expenses) in defending itself against any losses, claims or investigations of any nature whatsoever.

                  (e) The obligations of the Depositor under this Section 7.11 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trustee, and to each person, if any, who controls the Trustee within the meaning of the Exchange Act.

                  (f) Notwithstanding anything to the contrary contained in this
Section 7.11, the Depositor shall not be liable for settlement of any such claim by the Trustee entered into without the prior written consent of the Depositor, which consent shall not be unreasonably withheld.

                  (g) The indemnity provided in this Section shall survive the termination or discharge of this Trust Agreement.

                  SECTION 7.12. Indemnification of Depositor by Trustee. The
                                ---------------------------------------
Trustee, in its individual capacity and not from the assets of the Trust, shall indemnify the Depositor and any successor trustee against any losses, claims, damages, expenses (including without limitation the Depositor's costs and expenses in defending itself against any losses, claims or investigations of any nature whatsoever) or other liabilities, joint or several, which may arise out of acts performed or omitted by the Trustee or its agents due to its or their negligence, bad faith or willful misconduct.

                  SECTION 7.13. No Liability of the Trustee with Respect to the
                                -----------------------------------------------
Underlying Securities; Certificateholders to Proceed Directly Against the
-------------------------------------------------------------------------
Issuer(s). (a) The sole obligor with respect to any Underlying Security is the
---------
Issuer thereof. The Trustee shall not have any obligation on or with respect to the Underlying Securities; and its obligations with respect to

Certificates shall be solely as set forth in this Trust Agreement.

                  (b) The Trustee is not authorized to proceed against the Issuer of any Underlying Security in the event of a default or to assert the rights and privileges of Certificateholders of Certificates and has no duty in respect thereof except as expressly provided herein.

                  SECTION 7.14. The Depositor To Furnish Trustee with Names and
                                -----------------------------------------------
Addresses of Certificateholders. The Depositor will furnish to the Trustee
-------------------------------
within 15 days after each Record Date with respect to any Distribution Date, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Depositor of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Depositor as to the names and addresses of the Certificateholders, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Certificate Registrar, no such list need be furnished.

                  SECTION 7.15. Preservation of Information. The Trustee shall
                                ---------------------------
preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders contained in the most recent list furnished to the Trustee as provided in Section 7.14, and the names and addresses of Certificateholders received by the Trustee in its capacity as Certificate Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.14, upon receipt of a new list so furnished.

                  SECTION 7.16. Reports by Trustee. If required, within 60 days
                                ------------------
after May 15 of each year, commencing with the year 1998, the Trustee shall transmit to the Certificateholders, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15, if required by Section 313(a) of the Trust Indenture Act.

                  SECTION 7.17. Trustee's Application for Instructions from the
                                -----------------------------------------------
Depositor. Any application by the Trustee for written instructions from the
---------
Depositor may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Trust Agreement and the date on and/or after which such action shall be taken or such omission shall be effective, if, but only if, the obligations of the Trustee with respect to such proposed action or omission are not set forth reasonably clearly in these Standard Terms and the related Series Supplement. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than ten (10) Business Days after the date an officer of the Depositor actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted; provided, however, that this provision shall not protect the Trustee from liability for any action or omission constituting willful misconduct, bad faith or negligence.


                                  ARTICLE VIII

                                  Market Agent
                                  ------------

                  SECTION 8.01. Market Agent. (a) If specified for a specific
                                ------------
Series, on the Closing Date the Trustee shall enter into a Market Agent Agreement with Lehman Brothers Inc., as the initial Market Agent, in the form attached to the related Series Supplement. The Market Agent shall serve as such under the terms and provisions hereof and of the Market Agent Agreement. The Market Agent, including any successor appointed pursuant hereto, shall be a member of the National Association of Securities Dealers, Inc., have capitalization of at least $25,000,000, and be authorized by law to perform all the duties imposed upon it by this Trust Agreement and the Market Agent Agreement. The Market Agent may be removed at any time by the Trustee, acting at the direction of the Depositor; provided, however, that such removal shall not take effect until the appointment of a successor Market Agent. The Market Agent may resign upon 30 days' written notice delivered to the Trustee. The Trustee shall use its best efforts to appoint a successor Market Agent that is a qualified institution, effective as of the effectiveness of any such resignation or removal.


                                   ARTICLE IX

                                   Termination
                                   -----------

                  SECTION 9.01.  Termination upon Liquidation of All Underlying
                                 ----------------------------------------------
Securities. (a) The respective obligations and responsibilities under this Trust
----------
Agreement of the Depositor, and the Trustee (other than the obligations of the Trustee to make distributions to Holders of the Certificates of any given Series as hereafter set forth and to provide information reports and information tax reporting) shall terminate upon the distribution to such Holders of all amounts held in all the Accounts for such Series and required to be paid to such Holders pursuant to this Trust Agreement on the Distribution Date coinciding with the final payment on or other liquidation (which may include redemption or other purchase thereof by the applicable Issuer) (or any Advance with respect thereto) of the last Underlying Security remaining in the Trust for such Series or the disposition of all property acquired upon liquidation of any such Underlying Security; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  (b) Written notice of any termination shall be provided as set forth in Section 10.04.

                  (c) Upon presentation and surrender of the Certificates by the Certificateholders to the Trustee at the locations specified in Section 5.05 on the Final Scheduled Distribution Date or the Distribution Date coinciding with or next following the earlier to occur of the occurrences specified in 9.01(a), with respect to the applicable Series of Certificates, the Trustee shall, upon its cancellation of each surrendered Certificate, distribute to each Holder presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered, or (ii) as specified in the applicable Series Supplement, if in connection with the Trustee's sale of all the remaining Underlying Securities. Any funds not distributed on such Distribution Date shall be set aside and held in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section 9.01 and Section 4.01 hereof. Immediately following the deposit of funds in trust hereunder, the Trust for such Series shall terminate.


                                    ARTICLE X

                            Miscellaneous Provisions
                            ------------------------

                  SECTION 10.01.  Amendment.  (a)  This Trust Agreement
                                  ---------
may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under this Trust Agreement which shall not adversely affect the interests of the Holders in any material respect; or (ii) to evidence and provide for the acceptance of appointment hereunder of a change in Trustee as Trustee for a Series of Certificates subsequent to the Closing Date for such Series, and to add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the separate Trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.01 hereof; or (iii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Certificate of one or more Series or to add or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder; or (iv) to provide for the issuance of a new Series of Certificates pursuant to a Series Supplement issued hereunder pursuant to Sections 5.01 and 5.12 hereof; provided, however, that in the case of any amendment the Rating Agency Condition shall be satisfied with respect to such amendment and that no such amendment shall cause any Trust created hereunder (as evidenced by an Opinion of Counsel) to fail to qualify as a fixed investment trust for federal income tax purposes.

                  (b) Without limiting the generality of the foregoing, with respect to any Series, unless otherwise specified in a related Series Supplement, this Trust Agreement may also be modified or amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates representing the Required Percentage--Amendment of the aggregate Voting Rights of those Certificates to which such modification or amendment relates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that, unless otherwise specified in a related Series Supplement, no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Underlying Securities which are required to be distributed on any Certificate without the consent of the Holders of such Certificates, (ii) adversely affect in any material respect the interests of the Holders of any Series (or Class within such Series) of Certificates in a manner other than as described in (i), without the consent of the

Holders of Certificates of such Series or Class evidencing not less than the Required Percentage-- Amendment of the aggregate Voting Rights of such Series or Class or (iii) reduce the percentage of aggregate Voting Rights required by
(ii), as described in (ii), without the consent of the Holders of all Certificates of such Series or Class then Outstanding.

                  Notwithstanding any other provision of this Trust Agreement, for purposes of the giving or withholding of consents pursuant to this Section 10.01, Certificates registered in the name of the Depositor or the Trustee or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates; and provided, further, that in the event the Rating Agency Condition is not satisfied with respect to such modification or amendment, the Required Percentage--Amendment shall be increased to require an aggregate percentage of the aggregate Voting Rights in the amount specified in the applicable Series Supplement. Notwithstanding any other provision of this Trust Agreement, this Section 10.02(b) shall not be amended without the unanimous consent of the Holders of all such Certificates.

                  (c) Promptly after the execution of any such amendment or modification, the Trustee shall furnish a copy of such amendment or modification to each Certificateholder of the affected Series or Class and to the Rating Agency. It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  SECTION 10.02. Limitation on Rights of Certificateholders. (a)
                                 ------------------------------------------
The death or incapacity of any Certificateholder shall not operate to terminate this Trust Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the applicable Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder of a given Series shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of any Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the

Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

                  (c) No Certificateholder of a given Series shall have any right by virtue of any provision of this Trust Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of breach and of the continuance thereof, (ii) the Holders of Certificates of such Series evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such Series shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (iii) the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and
(iv) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by Certificateholders evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such Series. It is understood and agreed that the Trustee shall not be obligated to make any investigation of matters arising under this Trust Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Certificateholders unless such Certificateholders have offered to the Trustee the reasonable security or indemnity referred to above. It is further understood and agreed, and expressly covenanted by each Certificateholder of each Series with every other Certificateholder of such Series and the Trustee, that no one or more Holders of Certificates of such Series shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates of such Series, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders of such Series. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 10.03. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE
                                 -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK AND WITHOUT GIVING EFFECT TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 10.04.  Notices.  (a)  All directions, demands
                                  -------
and notices hereunder shall be in writing and shall be delivered as set forth in the applicable Series Supplement.

                  (b) Any notice required to be provided to a Holder of a Registered Certificate shall be given by first class mail, postage prepaid, at the last address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

                  (c) Any notice required to be given to a holder of a Bearer Certificate or Coupon shall be published in an Authorized Newspaper or Newspapers in such Place or Places of Distribution as may be specified for a given Series in the applicable Series Supplement, and such notice shall be deemed sufficient if published on two separate Business Days within two Business Days of the time prescribed in this Trust Agreement.

                  (d) Any and all notices to be given to the Depositor shall be deemed to have been duly given if sent by facsimile transmission to the Depositor at 3 World Financial Center, New York, New York 10285, Attention: Mark Zusy, through facsimile transmission number (212) 528-6664, telephone confirmation number (212) 526-4428. The Depositor may change this information by written notice to the Trustee.

                  (e) Any and all notices to be given to the Trustee shall be deemed to have been duly given if sent by facsimile transmission to the Trustee at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Trustee Administration, facsimile transmission number (212) 815-5999, telephone confirmation number (212) 815-5098. The Trustee may change this information by notice to the Depositor.

                  (f) Any and all notices to be given to the Swap Counterparty, if any, will be specified in the Series Supplement.

                  SECTION 10.05.  Notice to Rating Agencies.  (a)  The
                                  -------------------------
Trustee shall use its best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i)   any change or amendment to this Trust Agreement;

                  (ii)  the resignation or termination of the Trustee;

                  (iii) the final payment to Holders of the Certificates of any Class;

                  (iv)  any change in the location of the Certificate
         Account; and

                  (v) any event that would result in the inability of the Trustee to make Advances.

                  (b) In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.03.

                  (c) Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to each Rating Agency at the address specified below or in the applicable Series Supplement.

                  (d) (i) Any and all notices to be given to Moody's shall be deemed to have been duly given if sent by facsimile transmission to Moody's at Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: CBO/CLO Monitoring Department, facsimile transmission number (212) 553-0355, telephone confirmation number (212) 553- 1494. Moody's may change this information by notice to the Depositor and the Trustee.

                  (ii) Any and all notices to be given to S&P shall be deemed to have been duly given if sent by facsimile transmission to S&P at Standard & Poor's Rating Group, 25 Broadway, New York, New York, 10004,
         Attention: Structured Finance Surveillance Group, facsimile transmission number (212) 208-0053, telephone confirmation number (212) 208- 1191. S&P may change this information by notice to the Depositor and the Trustee.

                  SECTION 10.06. Severability of Provisions. If any one or more
                                 --------------------------
of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 10.07. Grant of Security Interest. (a) It is the
                                 --------------------------
express intent of the parties hereto that each conveyance of any Underlying Securities by the Depositor to the Trustee be, and be construed as, a sale of the Underlying Securities by the Depositor and not a pledge of any Underlying Securities by the Depositor to secure a debt or other obligation of the Depositor.

                  (b) In the event that, notwithstanding the aforementioned intent of the parties, any Underlying Securities are held to be property of the Depositor, then, (x) it is the express intent of the parties that such conveyance be deemed a pledge of such Underlying Securities by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (y)(1) this Trust Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York, or such other State as may be specified in the related Series Supplement; (2) the conveyance provided for in Section
2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all the Depositor's right, title and interest in and to such Underlying Securities and all amounts payable to the holders of such Underlying Securities in accordance with the terms hereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property including all amounts from time to time held or invested in the applicable Certificate Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all the Depositor's obligations under this Trust Agreement, including the obligation to provide to the Certificateholders the benefits of this Trust Agreement relating to such Underlying Securities and the applicable Trust; and (4) notifications to persons holding such property, and acknowledgements, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

                  Accordingly, the Depositor hereby grants to the Trustee a security interest in the Underlying Securities and all other property described in clause (y)(2) of the preceding paragraph, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause
(y)(3) of the preceding paragraph. Notwithstanding the foregoing, the parties hereto intend the Grant pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Underlying Securities and assets constituting the applicable Trust by the Depositor to the Trustee.

                  (c) The Depositor and the Trustee shall to the extent consistent with this Trust Agreement, take such actions as may be necessary to ensure that, if this Trust Agreement were deemed to create a security interest in the Underlying Securities, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for so long as any of the Underlying Securities remain outstanding. Without limiting the generality of the foregoing, the Trustee shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Underlying Securities, including (x) continuation statements and (y) such other statements as may be occasioned by (1) any change of name of the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Depositor or (3) any transfer of any interest of the Depositor in any Underlying Security.

                  SECTION 10.08. Nonpetition Covenant. Notwithstanding any prior
                                 --------------------
termination of this Trust Agreement, each of the Trustee (including any Sub-Administrative Agent, Authenticating Agent, Calculation Agent, or Paying Agent) and the Depositor agrees that it shall not, until the date which is one year and one day after the termination of the Trust acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

                  SECTION 10.09. No Recourse. Neither the Trustee (including any
                                 -----------
Sub-Administrative Agent, Authenticating Agent, Calculation Agent, or Paying Agent) nor the Depositor shall have any recourse to the Underlying Securities, except for as specifically provided in the related Series Supplement.

                  SECTION 10.10. Article and Section References. All article and
                                 ------------------------------
section references used in these Standard Terms, unless otherwise provided, are to articles and sections in these Standard Terms.

                  SECTION 10.11. Counterparts. These Standard Terms may be
                                 ------------
executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

                  SECTION 10.12. Trust Indenture Act Controls. This Trust
                                 ----------------------------
Agreement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions. The Trustee agrees to take all actions within its control to prevent these Standard Terms, as supplemented by any Series Supplements, from failing to qualify under the Trust Indenture Act.

                  IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                  LEHMAN ABS CORPORATION,
                                  as Depositor

                                  By: /s/ Mark L. Zusy
                                          ---------------------------
                                    Name: Mark L. Zusy
                                   Title: Senior Vice President



                                  THE BANK OF NEW YORK,
                                  as Trustee


                                  By: /s/ Enrico D. Reyes
                                          ---------------------------
                                    Name: Enrico D. Reyes
                                   Title: Vice President

                  Reconciliation and tie between the Trust Agreement dated as of February 25, 1998, and the Trust Indenture Act of 1939 as amended. This reconciliation does not constitute part of Trust Agreement.

Trust Indenture Act                                       Trust
of 1939 Section                                       Agreement Section
--------------------                                  -----------------

         310(a)(1)                                             7.07
            (a)(2)                                             7.07
               (a)(5)                                          7.07
         310(b)                                                7.07
         312(a)                                                7.14
         313(a)                                                7.16
         314(a)                                                3.10
               (c)(1)                                          1.03
               (c)(2)                                          1.03
               (e)                                             1.03
         315(a)(1)                                             7.01(a)
         315(a)(2)                                             7.03(a)
         315(b)                                                7.01(d)
         315(d)                                                7.01(c)
         316(a)(1)(A)                                          5.19
               (a)(1)(B)                                       5.20
               (b)                                             5.21
               (c)                                             1.03(b)
         317(a)(1)                                             5.18
               (b)                                             5.13
         318(a)                                               10.12

                                                                     EXHIBIT B-1

                          Form of Class A-1 Certificate
                          -----------------------------

NUMBER [   ]                                                     $[           ]
                                                         CUSIP NO. 21987H AS 4

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.


                             LEHMAN ABS CORPORATION
                       CORPORATE BOND-BACKED CERTIFICATES,
                                SERIES 1998-ADM-1
                              $[ ] PRINCIPAL AMOUNT
                             6.50% PASS-THROUGH RATE

evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $[ ] aggregate principal amount of 6.95% Debentures due December 15, 2097, comprising a portion of a fixed rate, publicly issued, unsecured debt security issue of Archer-Daniels-Midland Company (the "Underlying Security Issuer") and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of $[ ] DOLLARS nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust, formed by the Depositor.

                  The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of February 25, 1998 (the "Standard Terms"), between the Depositor and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Series 1998-ADM-1, dated as of March 30, 1998 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as the "Corporate Bond-Backed Certificates, Series 1998-ADM-1, Class A-1" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement; (ii) all payments on or collections in respect of the Underlying Securities accrued on or after December 15, 1997 together with any proceeds thereof; and (iii) all funds from time to time deposited with the Trustee relating to the Certificates, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.

                  Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date").

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United

States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

                  Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.



                                            CORPORATE BOND-BACKED CERTIFICATES,
                                            SERIES 1998-ADM-1 TRUST

                                            By: THE BANK OF NEW YORK
                                            not in its individual
                                            capacity but solely as
                                            Trustee,


                                       By:   -----------------------------------
                                               Authorized Signatory


Dated:  [               ]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is on one of the Corporate Bond-Backed Certificates, Series 1998-ADM-1, described in the Trust Agreement referred to herein.


THE BANK OF NEW YORK,
not in its individual
capacity but solely as
Trustee,



By:-----------------------------
    Authorized Signatory

                            (REVERSE OF CERTIFICATE)

                  The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-1 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent in made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  The Certificates are issuable in fully registered form only in minimum principal amounts of $100,000 and integral multiples of $1,000 in excess thereof (except that a single Certificate may be issued in an amount in excess of $100,000 that is not an integral multiple of $1,000).

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is The Bank of New York.

                  No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

                  It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

                  The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders and retirement of the Underlying Securities, (ii) the distribution in full of all Underlying Securities to the exchanging Certificateholders on any Optional Exchange Date and any amounts due to Certificateholders on any Optional Exchange Date, and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

                  An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.

         ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


---------------------------------------------------------------------  Attorney
to transfer said Certificate on the books of the

Certificate Register, with full power of substitution in the premises.

Dated:


                                                     ------------------------- *
                                                        Signature Guaranteed:


                                                     ------------------------- *



*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT B-2

                          Form of Class A-2 Certificate
                          -----------------------------


NUMBER [   ]                                                  $[             ]
                                                         CUSIP NO. 21987H AT 2

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.


                             LEHMAN ABS CORPORATION
                       CORPORATE BOND-BACKED CERTIFICATES,
                                SERIES 1998-ADM-1
                              $[ ] PRINCIPAL AMOUNT


evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $[ ] aggregate principal amount of 6.95% Debentures due December 15, 2097, comprising a portion of a fixed rate, publicly issued, unsecured debt security issue of Archer-Daniels-Midland Company (the "Underlying Security Issuer") and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of $[ ] DOLLARS nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust, formed by the Depositor.

                  The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of February 25, 1998 (the "Standard Terms"), between the Depositor and The Bank of New York, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Series 1998-ADM-1, dated as of March 30, 1998 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as the "Corporate Bond-Backed Certificates, Series 1998-ADM-1, Class A-2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement; (ii) all payments on or collections in respect of the Underlying Securities accrued on or after December 15, 1997 together with any proceeds thereof; and (iii) all funds from time to time deposited with the Trustee relating to the Certificates, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.

                  Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, no distributions of interest will be made on this Certificate on any Distribution Date.

                  Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, the Trust will distribute on the Final Scheduled Distribution Date (i) all the Underlying Securities held by the Trust as of such date and/or, if applicable,
(ii) the proceeds of the redemption of such Underlying Securities by the Underlying Securities Issuer on such date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Final Scheduled Distribution Date.

                   The Record Date applicable to the Final Scheduled Distribution Date is the close of business on the day immediately preceding such Final Scheduled Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date").

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

                  Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.



                                            CORPORATE BOND-BACKED CERTIFICATES,
                                            SERIES 1998-ADM-1 TRUST

                                            By:   THE BANK OF NEW YORK
                                            not in its individual
                                            capacity but solely as
                                            Trustee,

                                            By: --------------------------------
                                                Authorized Signatory


Dated:  [               ]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is on one of the Corporate Bond-Backed Certificates, Series 1998-ADM-1, described in the Trust Agreement referred to herein.


THE BANK OF NEW YORK,
not in its individual
capacity but solely as
Trustee,



By -----------------------
    Authorized Signatory

                            (REVERSE OF CERTIFICATE)

                  The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent in made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  The Certificates are issuable in fully registered form only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is The Bank of New York.

                  No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

                  It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

                  The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all Underlying Certificates and, if applicable, all proceeds of a redemption by the Underlying Securities Issuer of the Underlying Securities, (ii) the distribution in full of all Underlying Securities to the exchanging Certificateholders on any Optional Exchange Date and any amounts due to Certificateholders on any Optional Exchange Date, and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

                  An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


---------------------------------------------------------------------  Attorney
to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:


                                                     ----------------------- *
                                                     Signature Guaranteed:

                                                     ----------------------- *


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                         FORM OF MARKET AGENT AGREEMENT
                         ------------------------------


                             (begins on next page)

                         FORM OF MARKET AGENT AGREEMENT


                  MARKET AGENT AGREEMENT, dated as of [                        ]
(the "Agreement"), by and between Lehman Brothers Inc. ("LBI"), and the [
        ] (the "Trust"), a New York trust created under the Standard Terms for Trust Agreements, dated as of February 25, 1998 (the "Standard Terms"), between Lehman ABS Corporation, as depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series Supplement,
dated as of [           ], between the Depositor and the Trustee (the Standard
Terms, together with the Series Supplement, the "Trust Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Trust Agreement. This Agreement shall constitute the "Market Agent Agreement" as defined in the Trust Agreement.


                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Trust desires to retain LBI to render certain services to the Trust in the manner and on the terms hereinafter set forth:

                  WHEREAS, LBI is a recognized broker dealer meeting the qualifications for a Market Agent set forth in the Trust Agreement and desires to provide such services to the Trust on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Trustee has been directed to enter into and execute this Market Agent Agreement with LBI as the initial Market Agent pursuant to Section 8.01 of the Standard Terms;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, LBI and the Trust hereby agree as follows:

                  Section 1. Duties of the Market Agent. The Trust hereby
                             --------------------------
employs LBI to act as the Market Agent for the Trust and to furnish to the Trust all of the services of the Market Agent set forth herein and in the Trust Agreement, including but not limited to acting on behalf of the Trust in connection with the sale and purchase of Underlying Securities as provided in the Trust Agreement. The Market Agent may solicit and accept bids from Certificateholders for the Underlying Securities. LBI hereby accepts such employment and agrees during the term of the Certificates to render such services and to assume the obligations of the Market Agent under the Trust Agreement under the terms and conditions herein set forth.

                  Section 2. Compensation of LBI. The Depositor shall pay LBI a
                             -------------------
fee as shall be separately agreed between the Depositor and LBI. It shall be the sole responsibility of the Depositor to pay such fee and the Trust shall have no obligation to compensate LBI for the services it renders pursuant to the terms of this Market Agent Agreement, except that the Trust shall pay LBI a fee for any sale of the Underlying Securities in an amount that is customary for such a sale at the time of such sale.

                  Section 3. Limitation of Liability of the Market Agent. The
                             -------------------------------------------
Market Agent shall not be liable in contract, tort or otherwise to the Trust for any losses, costs or damages arising out of its performance of its obligations and duties hereunder except for willful misconduct, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

                  Section 4. Term of this Agreement. This Agreement, which shall
                             ----------------------
be a binding agreement as of the date hereof and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto, shall terminate upon the earlier to occur of (a) the termination of the Trust Agreement, (b) the removal of the Market Agent by the Trustee in accordance with the Trust Agreement or (c) 30 days after written notice of LBI's resignation as Market Agent is delivered to the Trustee.

                  Section 5. Amendments. No amendment or waiver of any provision
                             ----------
of this Agreement nor consent to any departure herefrom by any party hereto shall in any event be effective unless the same shall be in writing and signed by the party against which enforcement of such amendment or waiver or consent is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

                  Section 6.  Notice Addresses.  Except as otherwise expressly
                              ----------------
provided herein, all notices and other communica- tions provided for hereunder shall be deemed to have been duly given if sent by facsimile transmission (a) if to the

Market Agent, as set forth below and (b) if to the Trustee, as set forth in the Trust Agreement;

         If to LBI:                 Lehman Brothers Inc.
                                    3 World Financial Center
                                    New York, New York  10285
                                    Attention:  [            ]
                                                 ------------
                                    Facsimile:  [            ]
                                                 ------------
                                    Telephone confirmation no.: [           ]
                                                                 -----------

                  Section 7.  Assignment.  Except as provided in this Section 7,
                              ----------
this Agreement may not be assigned by the Market Agent without the prior consent of the Trustee in accordance with the Trust Agreement.

                  The Market Agent shall have the right to transfer and assign all of its rights, duties, obligations and liabilities under this Agreement to an Affiliate of the Market Agent; provided, however, that such transfer and assignment shall be on the condition that the due and punctual performance and observance of all the terms and conditions of this Agreement to be performed by the Market Agent shall, by an agreement supplemental hereto, be assumed by such Affiliate just as fully and effectually as if such Affiliate had been the original party of the first part to this Agreement.

                  Section 8. Governing Law. This Agreement shall be construed in
                             -------------
accordance with the laws of the State of New York applicable to agreements made and to be performed in such state (without reference to choice of law doctrine).

                  Section 9. Entire Agreement. This Agreement embodies the
                             ----------------
entire agreement and understanding between LBI and the Trust and supersedes any and all prior agreements and understandings between LBI and the Trust relating to the subject matter hereof.

                  Section 10. Counterparts. This Agreement may be signed in any
                              ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Section 11. Severability of Provisions. If one or more of the
                              --------------------------
provisions of this Agreement shall be for any reason whatsoever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties thereunder. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Market Agent Agreement as of the day and year first above written.

                                             LEHMAN BROTHERS INC.


                                             By: -------------------------------
                                                Name:  -------------------------
                                                Title: -------------------------


                                             Series [           ]
                                             By:  THE BANK OF NEW YORK, not
                                             in its individual capacity but
                                             solely as Trustee


                                             By:  ------------------------------
                                                Name:   ------------------------
                                                Title:  ------------------------